UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
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Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Vimeo, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

April 9, 2024
Dear Fellow Stockholders,
You are invited to attend Vimeo’s Annual Meeting of Stockholders on Tuesday, May 21, 2024, at 10:00 AM Eastern Time.
This year’s Annual Meeting will be a virtual meeting, conducted solely online. Stockholders will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/VMEO2024. We believe hosting a virtual meeting will allow for greater stockholder attendance at the Annual Meeting by enabling stockholders who might not otherwise be able to travel to a physical meeting to attend online and participate from any location around the world.
At this year’s Annual Meeting, you will be asked to vote on the election of directors, the ratification of the appointment of Ernst & Young LLP as Vimeo’s independent registered public accounting firm for 2024, and an amendment to our Amended and Restated Certificate of Incorporation to limit the liability of certain officers of Vimeo as permitted pursuant to recent amendments to the Delaware General Corporation Law. We will also hold a non-binding advisory vote on the compensation of our named executive officers (“NEOs”), as disclosed in this proxy statement. Finally, we will transact such other business as may properly come before the meeting, and stockholders will have an opportunity to ask questions. Our Board of Directors believes that the proposals being submitted for stockholder approval are in the best interests of Vimeo and its stockholders and recommends a vote consistent with the Board’s recommendation for each proposal.
It is important that your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. Whether or not you plan to participate in the Annual Meeting, please take the time to vote online, by telephone, or, if you received a printed proxy card, by returning a marked, signed and dated proxy card. If you participate in the Annual Meeting, you may also vote your shares online at that time if you wish, even if you have previously submitted your vote.
Sincerely,
Glenn Schiffman
Chairman of the Board
330 WEST 34TH STREET 5TH FLOOR NEW YORK, NEW YORK 10001
212-524-8791
www.vimeo.com

Notice of 2024 Annual Meeting of Stockholders
Vimeo, Inc.
330 West 34th Street
5th Floor
New York, New York 10001
Dear Stockholders:
Vimeo, Inc. (“Vimeo” or the “Company”) is first making this proxy statement and accompanying forms of proxy available to holders of our common stock and Class B common stock on or about April 9, 2024 in connection with the solicitation of proxies by Vimeo’s Board of Directors (the “Board”) for use at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, May 21, 2024 at 10:00 a.m. Eastern Time. This year’s Annual Meeting will be a virtual meeting, conducted solely online. Stockholders will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/VMEO2024. At the Annual Meeting, stockholders will be asked:

to elect the eight Board nominees named in the accompanying proxy statement, each to hold office until the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from Vimeo’s Board);

to ratify the appointment of Ernst & Young LLP as Vimeo’s independent registered public accounting firm for the 2024 fiscal year;

to approve an amendment to the Amended and Restated Certificate of Incorporation of Vimeo, Inc. (the “Charter”) to limit the liability of certain officers of the Company as permitted pursuant to recent amendments to the Delaware General Corporation Law;

to hold a non-binding advisory vote on the compensation of our named executive officers (the “say on pay” vote); and
to transact such other business as may properly come before the meeting and any related adjournments or postponements.
Vimeo’s Board has set March 25, 2024 as the record date for the Annual Meeting. This means that holders of record of Vimeo’s common stock and holders of record of our Class B common stock (collectively, “Vimeo capital stock”) at the close of business on that date are entitled to receive notice of the Annual Meeting and to vote their shares at the Annual Meeting and any related adjournments or postponements.
As permitted by applicable Securities and Exchange Commission rules, on or about April 9, 2024, Vimeo mailed a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Annual Meeting proxy statement and 2023 Annual Report on Form 10-K online, as well as instructions on how to obtain printed copies of these materials by mail.
Only stockholders and persons holding proxies from stockholders may attend the Annual Meeting. To participate in the Annual Meeting online at www.virtualshareholdermeeting.com/VMEO2024, you will need the sixteen-digit control number included on your Notice of Internet Availability of Proxy Materials, your proxy card or the instructions that accompanied your proxy materials.

BY ORDER OF THE BOARD OF DIRECTORS,

April 9, 2024	JESSICA TRACY General Counsel & Secretary

Vimeo, Inc. 2024 Proxy Statement i

ii Vimeo, Inc. 2024 Proxy Statement

Proxy Summary
The information provided in this Proxy Summary is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.
Our Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live audio webcast. We believe that this format will allow us to preserve stockholder access while saving time and money for both us and our stockholders. By following the instructions in this proxy statement, stockholders are afforded the same rights and opportunities to participate as they would at an in-person meeting.
Notice of Annual Meeting of Stockholders Date Tuesday, May 21, 2024 Time 10:00 a.m. Eastern Time	There are four ways to vote:

	• by Internet at www.proxyvote .com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on May 20, 2024 (have your Notice or proxy card in hand when you visit the website);	• by toll-free telephone until 11:59 p.m. Eastern Time on May 20, 2024 at 1-800-690-6903 (have your Notice or proxy card in hand when you call);	• by completing and mailing your proxy card so it is received prior to the Annual Meeting (if you received printed proxy materials); and
•
by attending and voting at the virtual Annual Meeting by visiting www.virtualshareholder
meeting.com/VMEO2024, where stockholders may vote and submit questions during the Annual Meeting (have your proxy card in hand when you visit the website).

Our Board of Directors (the “Board”) recommends that all stockholders vote as follows:
Proposal 1	The election of the eight Board nominees named in this proxy statement	FOR
Proposal 2	The ratification of the appointment of Ernst & Young LLP as Vimeo’s independent registered public accounting firm for our fiscal year ending December 31, 2024	FOR
Proposal 3	The approval of the amendment to the Amended and Restated Certificate of Incorporation of Vimeo, Inc. (the “Charter”) to limit the liability of certain officers as permitted pursuant to recent amendments of the Delaware General Corporation Law (the “officer exculpation amendment”)	FOR
Proposal 4	Non-binding advisory vote to approve the compensation of our named executive officers (“say-on-pay”)	FOR

Vimeo, Inc. 2024 Proxy Statement 1

Questions and Answers Regarding this Solicitation and Voting at the Annual Meeting
Q:
Why did I receive a Notice of Internet Availability of Proxy Materials?

A:
In accordance with rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to deliver this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2023 as filed with the SEC on February 22, 2024 (“2023 Annual Report”) to our stockholders online in lieu of mailing printed copies of these materials to each of its stockholders (the “Notice Process”). If you received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail, you will not receive printed copies of our proxy materials unless you request them. Instead, the Notice provides instructions on how to access this proxy statement and our 2023 Annual Report online, as well as how to obtain printed copies of these materials by mail. We believe that the Notice Process allows us to provide our stockholders with the information they need in a more timely manner than if we had elected to mail printed materials, while reducing the environmental impact of  (and lowering the costs associated with) the printing and distribution of our proxy materials.

The Notice, the proxy materials and the 2023 Annual Report are being mailed on or about April 9, 2024 to stockholders of record at the close of business on March 25, 2024 and this proxy statement and our 2023 Annual Report will be available at www.proxyvote.com beginning on April 9, 2024. If you received a Notice by mail but would rather receive printed copies of our proxy materials, please follow the instructions included in the Notice. You will not receive a Notice if you have previously elected to receive printed copies of our proxy materials.
Q:
Can I vote my shares by filling out and returning the Notice?

A:
No. However, the Notice provides instructions on how to vote your shares: (i) before the date of the Annual Meeting by way of completing and submitting your proxy online, by phone or by requesting and returning a written proxy card by mail, or (ii) by voting at the Annual Meeting online at www.virtualshareholdermeeting.com/ VMEO2024.

Q:
How do I participate in the Annual Meeting?

A:
To participate in the Annual Meeting, go to www.virtualshareholdermeeting.com/VMEO2024 on Tuesday, May 21, 2024 by 10:00 a.m. Eastern Time and enter the sixteen-digit control number included on your Notice, your proxy card or the instructions that accompanied your proxy materials.

We will hold our question and answer session with management immediately following the conclusion of the business to be conducted at the Annual Meeting, during which we intend to answer questions submitted online during the meeting that are pertinent to Annual Meeting matters. Only stockholders that have accessed the Annual Meeting as a stockholder by following the procedures outlined above will be permitted to submit questions during the Annual Meeting, and such stockholders may submit a question at any time during the meeting by visiting www.virtualshareholdermeeting.com/VMEO2024. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic, and must follow the “Rules of Conduct” that will be available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder by following the procedures outlined above.
Q:
Why are we holding the Annual Meeting virtually?

A:
This year we will host the Annual Meeting exclusively online. We believe that this format will allow us to preserve stockholder access while saving time and money for both Vimeo and its stockholders.

Q:
What if I have technical difficulties or trouble accessing the virtual meeting website during the Annual Meeting?

A:
If you experience technical difficulties accessing the virtual meeting, please contact the technical support telephone number posted on the virtual meeting login page.

2 Vimeo, Inc. 2024 Proxy Statement

Questions and Answers Regarding this Solicitation and Voting at the Annual Meeting
Q:
Who is entitled to vote at the Annual Meeting?

A:
Holders of Vimeo capital stock at the close of business on March 25, 2024, the record date for the Annual Meeting established by Vimeo’s Board, are entitled to receive notice of the Annual Meeting and to vote their shares at the Annual Meeting and any related adjournments or postponements.

At the close of business on March 25, 2024, there were 159,423,442 shares of Vimeo common stock and 9,399,250 shares of Class B common stock outstanding and entitled to vote. Holders of Vimeo common stock are entitled to one vote per share and holders of Class B common stock are entitled to ten votes per share.
Q:
What is the difference between a stockholder of record and a stockholder who holds Vimeo shares in street name?

A:
If your Vimeo shares are registered in your name with our transfer agent, Computershare Trust Company, N.A., you are a stockholder of record. If your Vimeo shares are held in the name of your broker, bank or other holder of record, then you are the beneficial owner of shares held in street name and our proxy materials are being forwarded to you by that organization. You may examine a list of the stockholders of record as of the close of business on March 25, 2024, the record date for the Annual Meeting, for any purpose germane to the Annual Meeting during normal business hours during the 10-day period ending on the day before the meeting at Vimeo’s corporate headquarters, located at 330 West 34th Street, 5th Floor, New York, New York 10001.

Q:
What shares are included on the enclosed proxy card?

A:
If you are a stockholder of record only, you will receive one proxy card from Broadridge for all Vimeo shares that you hold. If you hold Vimeo shares in street name through one or more banks, brokers and/or other holders of record, you will receive proxy materials, together with voting instructions and information regarding the consolidation of your votes, from the third party or parties through which you hold your Vimeo shares. If you are a stockholder of record and hold additional Vimeo shares in street name, you will receive proxy materials from Broadridge and the third party or parties through which you hold your Vimeo shares.

Q:
What are the quorum requirements for the Annual Meeting?

A:
The presence at the Annual Meeting, in person or by proxy, of holders of shares representing a majority of the voting power of the Company entitled to vote at the Annual Meeting constitutes a quorum. When the holders of Vimeo common stock vote as a separate class on a given matter, the presence at the Annual Meeting of holders of a majority of the total votes entitled to be cast by holders of Vimeo common stock is required for a quorum to be met with respect to such matter. Stockholders who participate in the Annual Meeting online at www.virtualshareholdermeeting.com/VMEO2024 will be deemed to be in person attendees for purposes of determining whether a quorum has been met. Shares of Vimeo capital stock represented by proxy will be treated as present at the Annual Meeting for purposes of determining whether there is a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

Q:
What matters will Vimeo stockholders vote on at the Annual Meeting?

A:
Vimeo stockholders will vote on the following proposals:

•
Proposal 1—to elect the eight Board nominees named in this proxy statement, each to hold office until the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from our Board);

•
Proposal 2—to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2024 fiscal year;

•
Proposal 3—to approve the officer exculpation amendment to the Charter;

•
Proposal 4—to hold a non-binding advisory vote on the compensation of our named executive officers; and

•
to transact such other business as may properly come before the Annual Meeting and any related adjournments or postponements.

Vimeo, Inc. 2024 Proxy Statement 3

Questions and Answers Regarding this Solicitation and Voting at the Annual Meeting
Q:
What are my voting choices when voting for director nominees and what votes are required to elect director nominees to the Vimeo Board?

A:
You may vote in favor of all director nominees, withhold votes as to all director nominees or vote in favor of and withhold votes as to specific director nominees.

The election of each of Adam Gross, Alesia J. Haas, Mo Koyfman, Glenn H. Schiffman, Alexander von Furstenberg and Philip Moyer as directors requires the affirmative vote of a plurality of the total number of votes cast by the holders of shares of Vimeo capital stock, with each share of common stock and Class B common stock representing the right to one and ten vote(s), respectively. “Plurality” means the director nominees receiving the largest number of votes cast “FOR” will be elected.
The election of each of Jay Herratti and Ida Kane as directors requires the affirmative vote of a plurality of the total number of votes cast by the holders of shares of Vimeo common stock voting as a separate class.
The Board recommends that our stockholders vote FOR the election of each of the director nominees.
Q:
What are my voting choices when voting on the ratification of the appointment of Ernst & Young LLP as Vimeo’s independent registered public accounting firm for the 2024 fiscal year and what votes are required to ratify such appointment?

A:
You may vote in favor of the ratification, vote against the ratification or abstain from voting on the ratification.

The ratification of the appointment of Ernst & Young LLP as Vimeo’s independent registered public accounting firm for the 2024 fiscal year requires the affirmative vote of the holders of a majority of the voting power of shares of Vimeo capital stock present at the Annual Meeting in person or represented by proxy and voting together as a single class.
The Board recommends that our stockholders vote FOR the ratification of the appointment of Ernst & Young LLP as Vimeo’s independent registered public accounting firm for the 2024 fiscal year.
Q:
What are my voting choices when voting on the officer exculpation amendment to the Charter?

A:
You may vote in favor of the amendment, vote against the amendment or abstain from voting on the amendment of the Charter.

The amendment of the Charter requires the affirmative vote of the holders of a majority of the outstanding shares of Vimeo capital stock, voting together as a single class.
The Board recommends that our stockholders vote FOR the amendment of the Charter.
Q:
What are my voting choices when voting on the advisory say on pay proposal and what votes are required to approve this proposal?

A:
You may vote in favor of the advisory proposal, against the advisory proposal or you may abstain from voting on the advisory proposal.

The approval, on an advisory basis, of the say on pay proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of Vimeo capital stock present at the Annual Meeting in person or represented by proxy and voting together as a single class.
As an advisory vote, the votes cast in connection with this proposal are not binding on the Company.
The Board recommends that our stockholders vote FOR the advisory vote on the compensation of our named executive officers.

4 Vimeo, Inc. 2024 Proxy Statement

Questions and Answers Regarding this Solicitation and Voting at the Annual Meeting
Q:
Who will conduct the proxy solicitation and how much will it cost?

A:
We are soliciting proxies from stockholders on behalf of our Board and will pay for all costs incurred by Vimeo in connection with the solicitation. In addition to solicitation by mail, the directors, officers and employees of Vimeo and its subsidiaries may solicit proxies from stockholders of the Company in person or by telephone, facsimile or email without additional compensation other than reimbursement for their actual expenses. We will make arrangements with the brokers, banks and other nominees for the forwarding of solicitation material to the direct and indirect holders of capital stock.

Q:
Could other matters be decided at the Annual Meeting?

A:
As of the date of this proxy statement, we are not aware of any matters to be raised at the Annual Meeting other than those referred to in this proxy statement.

If any other matters are properly presented at the Annual Meeting for consideration, the two Vimeo officers who have been designated as proxies for the Annual Meeting (Gillian Munson and Jessica Tracy) will have the discretion to vote on those matters for stockholders who have submitted their proxy.
Q:
What do I need to do to vote at the Annual Meeting?

A:
The Vimeo Board is soliciting proxies for use at the Annual Meeting. Stockholders may submit proxies to instruct the designated proxies to vote their shares before the date of the Annual Meeting in any of three ways:

•
Submitting a proxy online: Submit your proxy online at www.proxyvote.com. Online proxy voting is available 24 hours a day and will close at 11:59 p.m. Eastern Time, on Monday, May 20, 2024;

•
Submitting a proxy by telephone: Submit your proxy by telephone by using the toll-free telephone number provided on your proxy card (1-800-690-6903). Telephone proxy voting is available 24 hours a day and will close at 11:59 p.m. Eastern Time, on Monday, May 20, 2024; or

•
Submitting a proxy by mail: If you choose to submit your proxy by mail, simply mark, date and sign your proxy, and return it in the postage-paid envelope provided or to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

You may also participate in the Annual Meeting online at www.virtualshareholdermeeting.com/VMEO2024 and vote your shares online during the Annual Meeting, even if you have previously submitted your vote. To do so, you will need the sixteen-digit control number included on your Notice, your proxy card or the instructions that accompanied your proxy materials.
For Vimeo shares held in street name, holders may submit a proxy online or by telephone before the date of the Annual Meeting if their broker, bank and/or other holder of record makes these methods available. If you submit a proxy online or by telephone, DO NOT request and return a printed proxy card from Vimeo or from your broker, bank and/or other holder of record. If you hold your shares through a broker, bank and/or other holder of record, follow the voting instructions you receive from your broker, bank and/or other holder of record.
Q:
If I hold my Vimeo shares in street name, will my broker, bank or other holder of record vote these shares for me?

A:
If your shares of Vimeo capital stock are held in street name, you must provide your broker, bank and/or other holder of record with instructions in order to vote these shares. If you do not provide voting instructions, whether your shares can be voted by your broker, bank and/or other holder of record depends on the type of item being considered for a vote.

Non-Routine Items. The election of directors, the officer exculpation amendment proposal, and the “say on pay” advisory proposal are non-routine items and may NOT be voted on by your broker, bank and/or other holder of record absent specific voting instructions from you. If you do not provide your bank, broker and/or other holder of record with voting instructions, your shares of Vimeo capital stock will be represented by “broker non-votes” for this proposal.

Vimeo, Inc. 2024 Proxy Statement 5

Questions and Answers Regarding this Solicitation and Voting at the Annual Meeting
Routine Items. The ratification of Ernst & Young LLP as Vimeo’s independent registered public accounting firm for the 2024 fiscal year is a routine item. Generally, brokers, banks and other holders of record that do not receive voting instructions from you may vote on this proposal in their discretion.
Q:
What effect do abstentions and broker non-votes have on quorum requirements and the voting results for each proposal to be voted on at the Annual Meeting?

A:
Abstentions and shares represented by broker non-votes are counted as present for purposes of determining a quorum.

•
For any proposal for which the voting standard is based on the number of shares present at the Annual Meeting (the auditor ratification proposal and the “say on pay” advisory proposal), abstentions are treated as shares present and entitled to vote and, as a result, have the same effect as a vote against these proposals.

•
For any proposal for which the voting standard is based on the majority of the outstanding shares of Vimeo capital stock (the officer exculpation amendment proposal), abstentions and broker non-votes will have the same effect as a vote against this proposal.

•
For any proposal for which the voting standard is based on the actual number of votes cast at the meeting (the election of directors), abstentions have no impact on the vote.

Shares represented by broker non-votes are not treated as shares entitled to vote on the auditor ratification proposal, the “say on pay” advisory proposal, or the election of directors and, as a result, have no effect on the outcome of these proposals.
Q:
Can I change my vote or revoke my proxy?

A:
Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the polls close at the Annual Meeting by:

•
submitting a later-dated proxy relating to the same shares online, by telephone or by mail before the date of the Annual Meeting, provided that any such proxy submitted by mail must be received at 330 West 34th Street, 5th Floor, New York, New York 10001, Attention: General Counsel no later than 5:00 p.m. Eastern Time on May 20, 2024;

•
delivering a written notice, bearing a date later than your proxy, stating that you revoke the proxy, provided that such written notice must be received at 330 West 34th Street, 5th Floor, New York, New York 10001, Attention: General Counsel & Secretary no later than 5:00 p.m. Eastern Time on May 20, 2024; or

•
participating in the Annual Meeting and voting online during the Annual Meeting at www.virtualshareholdermeeting.com/VMEO2024 (although virtual attendance at the Annual Meeting will not, by itself, change your vote or revoke a proxy).

To change your vote or revoke your proxy before the date of the Annual Meeting, follow the instructions provided on your Notice, proxy card or proxy materials to do so online or by telephone, or send a written notice or a new proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.
If you hold your Vimeo shares through a broker, bank and/or other holder of record, follow the instructions that you receive from your broker, bank and/or other holder of record if you wish to change your vote or revoke your proxy.
Q:
What if I do not specify a choice for a matter when returning a proxy?

A:
If you sign and return a proxy card but do not give specific instructions on how your shares should be voted, the shares represented by your proxy card will be voted FOR the election of all director nominees, FOR the ratification of the appointment of Ernst & Young LLP as Vimeo’s independent registered public accounting firm for the 2024 fiscal year, FOR the amendment of the Charter, and FOR the say on pay proposal, and in the discretion of the persons designated as proxies as to any other matter that may properly come before the Annual Meeting.

6 Vimeo, Inc. 2024 Proxy Statement

Questions and Answers Regarding this Solicitation and Voting at the Annual Meeting
Q:
What should I do if I have questions about the Annual Meeting?

A:
If you have any questions about the Annual Meeting, the various proposals to be voted on at the Annual Meeting and/or how to participate in the Annual Meeting online at www.virtualshareholdermeeting.com/VMEO2024 and vote at that time, or if you would like copies of any of the documents referred to in this proxy statement, contact Vimeo Investor Relations at +1 212-524-8791 or ir@vimeo.com.

Vimeo, Inc. 2024 Proxy Statement 7

Separation of Vimeo and IAC
On May 25, 2021, we completed (i) the separation of Vimeo from IAC/InterActiveCorp (“IAC”) through a series of transactions that resulted in the transfer of IAC’s Vimeo business to Vimeo, Inc. (formerly named “Vimeo Holdings, Inc.”), and Vimeo becoming an independent, separately traded public company through a spin-off from IAC (the “Spin-off”); and (ii) the transactions contemplated by the Amended and Restated Agreement and Plan of Merger, dated as of March 12, 2021 (the “Merger Agreement”), by and among Vimeo, Stream Merger Sub, Inc., a wholly-owned subsidiary of Vimeo, and Vimeo.com, Inc., a subsidiary of IAC formerly named “Vimeo, Inc.” (“Vimeo OpCo”). Following completion of the Spin-off, Vimeo’s common stock, par value $0.01 per share, began trading under the symbol “VMEO” on The Nasdaq Global Select Market (“Nasdaq”) on May 25, 2021.
As used in this proxy statement, “Vimeo,” “the Company,” “we,” “our,” “us” and similar terms refer to Vimeo OpCo with respect to any period prior to the Spin-off and to Vimeo, Inc. with respect to any period following the Spin-off.

8 Vimeo, Inc. 2024 Proxy Statement

Special Note Regarding Forward-Looking Statements
This proxy statement contains “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “will,” “may, “could,” “should,” “would,” “anticipates,” “estimates,” “expects,” “plans,” “projects,” “forecasts,” “intends,” “targets,” “seeks” and “believes,” as well as variations of these words, among others, generally identify forward-looking statements. These forward-looking statements include, among others, statements relating to Vimeo’s future results of operations and financial condition, business strategy, and plans and objectives of management for future operations. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available. These forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions. Actual results could differ materially from those contained in or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to:
•
we have a history of losses,

•
our prior rapid growth may not be indicative of future performance, and our revenue has declined,

•
our limited operating history as a pure software-as-a-service (“SaaS”) company and our limited history of selling such plans through our sales force,

•
our total addressable market may prove to be smaller than we expect,

•
our ability to read data and make forecasts may be limited,

•
we may not have the right product/market fit and may not be able to attract free users or paid subscribers,

•
we may not be able to convert our free users into subscribers,

•
competition in our market is intense,

•
we may not be able to scale our business effectively,

•
we may need additional funding as we continue to grow our business,

•
the use or capabilities of artificial intelligence in our offerings may result in reputational harm and liability,

•
we may experience service interruptions,

•
hosting and delivery costs may increase unexpectedly,

•
weakened global economic conditions may harm our industry, business and results of operations,

•
our business involves hosting large quantities of user content,

•
we have been sued for hosting content that allegedly infringed on a third-party copyright,

•
we may face liability for hosting a variety of tortious or unlawful materials,

•
we have faced negative publicity for removing, or declining to remove, certain content, regardless of whether such content violated any law,

•
we collect, store and process large amounts of content and personal information and any loss of or unauthorized access to such data could materially impact our business,

•
if our business becomes constrained by changing legal and regulatory requirements, including with respect to privacy, data security and data protection, consumer protection, and user-generated content, or enforcement by government regulators, including fines, orders or consent decrees in the U.S. or other jurisdictions in which we operate, our operating results will suffer,

•
we may experience a disruption of our business activities due to senior executive transitions,

•
we have been the target of cyberattacks by malicious actors,

•
we have faced claims that we infringe third-party intellectual property rights, and

•
the risks described in the section titled “Risk Factors” and elsewhere in our 2023 Annual Report.

Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time, and it is not possible for our management to predict all risk factors nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ from those contained in, or implied by, any forward-looking statements.

Vimeo, Inc. 2024 Proxy Statement 9

Special Note Regarding Forward-Looking Statements
You should not rely upon forward-looking statements as predictions of future events. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. You should read this proxy statement and the documents that we reference in this proxy statement with the understanding that our actual future results, levels of activity, performance, and achievements may be materially different from what we expect. Any forward-looking statements only speak as of the date of this document, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified by these cautionary statements.

10 Vimeo, Inc. 2024 Proxy Statement

Proposal 1	✓ The Board recommends that our stockholders vote FOR the election of all director nominees.
Election of Directors
Proposal and Vote Required
At the upcoming Annual Meeting, a board of eight directors will be elected, each to hold office until the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from our Board). Information concerning director nominees, all of whom are incumbent directors of Vimeo and have been recommended by the Board or a committee thereof for re-election, appears below. Although management does not anticipate that any of the persons named below will be unable or unwilling to stand for election, in the event of such an occurrence, proxies may be voted for a substitute designated by the Board.
The election of each of Adam Gross, Alesia J. Haas, Mo Koyfman, Glenn H. Schiffman, Alexander von Furstenberg and Philip Moyer as directors requires the affirmative vote of a plurality of the total number of votes cast by the holders of shares of Vimeo capital stock voting together as a single class, with each share of common stock and Class B common stock representing the right to one and ten vote(s), respectively.
The Board has designated Jay Herratti and Ida Kane as nominees for those positions on the Board to be elected by the holders of Vimeo common stock voting as a separate class. The election of each of them as directors requires the affirmative vote of a plurality of the total number of votes cast by the holders of shares of Vimeo common stock voting as a separate class.
Information Concerning Director Nominees
Effective April 8, 2024, Mr. Moyer was appointed as the Company’s Chief Executive Officer and a member of the Board. Mr. Moyer succeeds Mr. Gross, who served as the Company’s Interim Chief Executive Officer from September 1, 2023 to April 8, 2024. Mr. Gross remains a member of the Board. Background information about each director nominee is set forth below, including information regarding the specific experiences, characteristics, attributes and skills considered in connection with the nomination of each director nominee, all of which the Nominating and Corporate Governance Committee and the Board believe provide the Company with the perspective and judgment needed to guide, monitor and execute its strategies.
Adam Gross, age 52, has served as a member of our Board since May 2021, and served as our Interim Chief Executive Officer from September 1, 2023 through April 8, 2024. Mr. Gross has served as an advisor to (and has invested in) a variety of technology companies, including software companies such as Cypress.io (a provider of front-end testing tools built for use by developers and quality assurance engineers when testing modern applications), Pantheon (a hosting and WebOps platform through which teams can build, host and manage their websites) and Mattermost (a leading open source collaboration platform), since January 2011. From November 2013 to March 2018, Mr. Gross served in various capacities at Salesforce.com, a cloud-based software company, including most recently as Chief Executive Officer of Heroku, a Salesforce.com subsidiary that provides a platform as a service (PaaS) that enables developers to build, run and operate applications entirely in the cloud, and prior to that time, served in various executive marketing and product leadership roles at Salesforce.com. Prior to his time at Salesforce.com, Mr. Gross served as the Chief Executive Officer of Cloudconnect.com, a cloud platform that he co-founded, from January 2012 to November 2013. Prior to his time at Cloudconnect.com, Mr. Gross served in various executive marketing and product leadership roles at Dropbox, a file hosting service, as well as founded certain start-up companies in the technology sector. In addition to his for-profit affiliations, Mr. Gross previously served as chairman of the board of directors of Democracy Works, Inc., a non-partisan organization dedicated to

Vimeo, Inc. 2024 Proxy Statement 11

providing the tools, information and support needed to help Americans vote no matter what, until September 2022, and currently serves as a board member of both Reboot, a non-profit arts and culture organization and BuildKite, Inc., a continuous integration and continuous development platform. Mr. Gross’ extensive experience in the technology sector, as well as his leadership and product expertise, qualify him to serve on our Board.
Alesia J. Haas, age 47, has served as a member of our Board since May 2021. Ms. Haas has served as Chief Financial Officer of Coinbase Global Inc., a cryptocurrency exchange, since April 2018. Prior to joining Coinbase, Ms. Haas served as Chief Financial Officer of Och-Ziff Capital Management Group LLC (now known as Sculptor Capital Management), a publicly-traded, global institutional alternative asset manager, from December 2016 to April 2018. Prior to that time, Ms. Haas served in various leadership positions at OneWest Bank, N.A., a commercial bank, from March 2009 until shortly after its acquisition by CIT Group Inc. in December 2015, including most recently as its Chief Financial Officer from January 2013 until December 2015. Ms. Haas has served as a member of the board of directors of Angi Inc. (formerly known as ANGI Homeservices Inc.), a digital marketplace for home services, since September 2017, and previously served as a member of the board of directors of Sears Holding Corporation, a holding company that owns and operates certain retail businesses, from February 2016 to December 2016. Ms. Haas’ extensive business experience, particularly with respect to finance and strategy, and including her experience as a chief financial officer of a publicly-traded company, as well as her experience serving on audit committees and with the attendant risk oversight duties, qualify her to serve on our Board.
Jay Herratti, age 57, has served as a member of our Board since December 2021. Mr. Herratti is CEO & Executive Director of TED Conferences LLC, a not-for-profit conference and digital media organization. He joined TED in 2014, initially serving as Executive Director of TEDx, and then as CEO of TED since April 2021. Prior to TED, Mr. Herratti held leadership positions at IAC between 2004 to 2012, specifically, CEO of CityGrid Media (2007-2012), SVP Strategic Planning (2005-2007), and SVP Strategy and Business Development for HSN and Electronic Retailing (2004-2005). Prior to that he held senior level positions at Federated Department Stores, The Boston Consulting Group, and GE Capital. Since January 2023, Mr. Herratti has served as a member of the board of directors of West Monroe Partners LLC, a digital services firm. Between 2012 and 2019, Mr. Herratti served as a member of the board of directors of Nutrisystem, Inc., a publicly-traded provider of weight management products and services (2013-2019), and as a member of the board of directors of Constant Contact, Inc., a SaaS email marketing company (2012-2018). Mr. Herratti’s extensive leadership expertise, including as a chief executive officer, and his experience advising public companies on corporate matters, qualify him to serve on our Board.
Ida Kane, age 54, has served as a member of our Board since May 2021. Ms. Kane served as the Chief Financial Officer of AppFolio, Inc., a publicly-traded real estate technology company, from February 2015 to June 2021. From 2010 to 2015, Ms. Kane served as Chief Financial Officer of Rightscale, Inc., a cloud computing management provider. From 2005 to 2009, Ms. Kane served as Chief Financial Officer at thinkorswim Group Inc., a publicly-traded online option trading and investor education company. Prior to that, Ms. Kane held other financial leadership roles in public and private companies, including serving as Chief Financial Officer and Vice President of Operations of a business unit of Franklin Covey Co., a publicly-traded training and consulting company. Ms. Kane has served as a member of the board of directors of BuilderTrend Solutions, Inc., a construction management software company, since June 2021. In addition to her for-profit affiliations, Ms. Kane served as Treasurer and a member of the board of directors of The Howard School in Carpinteria, California from 2011 to 2020. Ms. Kane’s significant financial expertise and knowledge, as well as her experience as Chief Financial Officer at several publicly-traded companies, qualify her to serve on our Board.
Mo Koyfman, age 46, has served as a member of our Board since May 2021. Mr. Koyfman has served as General Partner of Shine Capital, an early-stage venture capital firm that he founded, since September 2020, and as Managing Member of MOKO Brands, an investment company that he founded, since January 2017. Prior to that time, Mr. Koyfman served as a General Partner of Spark Capital, a venture capital firm, from September 2008 to May 2016, and as Chief Operating Officer of Connected Ventures, a former subsidiary of IAC that primarily operated CollegeHumor.com (a comedy content website), BustedTees.com (an eCommerce business) and Vimeo, from August 2007 to March 2008. Mr. Koyfman previously held various positions on IAC’s mergers and acquisitions and business development teams from February 2002 to August 2007, during which time he led IAC’s acquisition of a controlling stake in Connected Ventures (which then included Vimeo) in December 2006. Prior to joining IAC, Mr. Koyfman served as an investment banker at Bear Stearns from July 2000 to February 2002. In addition to his for-profit affiliations, Mr. Koyfman has served as a founding board member of Sefaria (an organization dedicated to

12 Vimeo, Inc. 2024 Proxy Statement

building the future of Jewish learning in an open and participatory way) since January 2013, and also serves on the Future Leadership Council of the Whitney Museum of American Art. Mr. Koyfman’s private equity experience and extensive corporate development, mergers and acquisitions and investment experience, as well as his experience working with Vimeo during his time at IAC, qualify him to serve on our Board.
Glenn H. Schiffman, age 54, has served as a member of our Board since May 2021 and as chairman of our Board since March 2023. Mr. Schiffman has served as Executive Vice President and Chief Financial Officer of Fanatics, Inc., a global digital sports platform, since August 2021. As Chief Financial Officer of Fanatics, Mr. Schiffman is responsible for a broad set of financial and corporate functions across the entire Fanatics global enterprise including corporate finance, M&A, treasury, financial planning and analysis, investor relations, accounting, information security, human resources, legal and corporate administration. Prior to his appointment at Fanatics, Mr. Schiffman served as EVP & CFO of IAC/InterActiveCorp from April 2016 to August 2021 and as Chief Financial Officer of Angi (formerly known as ANGI Homeservices Inc.) from September 2017 until August 2019 and from February 2021 until July 2021. Prior to his appointment at IAC, Mr. Schiffman served as Senior Managing Director at Guggenheim Securities, the investment banking and capital markets business of Guggenheim Partners, since March 2013. Prior to his tenure at Guggenheim Securities, Mr. Schiffman was a partner at The Raine Group, a merchant bank focused on advising and investing in the technology, media and telecommunications industries, from September 2011 to March 2013. Prior to joining The Raine Group, Mr. Schiffman served as Co-Head of the Global Media group at Lehman Brothers from 2005 to 2007 and Head of Investment Banking Asia-Pacific at Lehman Brothers (and subsequently Nomura) from April 2007 to January 2010, as well as Head of Investment Banking, Americas from January 2010 to April 2011 for Nomura. Mr. Schiffman’s roles at Nomura followed Nomura’s acquisition of Lehman’s Asia business in 2008. Mr. Schiffman serves on the Board of Directors of Match Group (NASDAQ: MTCH) and Angi (NASDAQ: ANGI). He is a member of the National Committee on United States-China Relations and a member of the Duke Children’s National Leadership Council. In Mr. Schiffman’s philanthropic efforts he focuses on endowing organizations and funding initiatives with permanent capital to make lasting change. He founded and is Chairman of the Valerie Fund Endowment, which supports children with cancer and blood disorders, created an Endowment at the Duke Medical Center to research and hopefully someday cure pediatric cancer, created an Endowment at Washington & Lee to support Women’s Athletics and created an Endowment at Duke University to fund scholarships for athletes from underrepresented communities. Mr. Schiffman has a degree in economics and history from Duke University. He was named Institutional Investor’s CFO of the Year for the Midcap Internet Sector in 2018 and 2021. Mr. Schiffman’s extensive knowledge of Vimeo’s business and history through his experience as Chief Financial Officer of IAC (in which capacity he also had certain risk oversight duties that give him particular insight into risk management), his high level of financial literacy and expertise regarding mergers, acquisitions, investments and other strategic transactions, his information security oversight duties at both IAC and Fanatics, which gives him particular insight into information security risks and trends, as well as his investment banking experience, which gives him particular insight into trends in capital markets and the technology and media industries, qualify him to serve on our Board.
Alexander von Furstenberg, age 54, has served as a member of our Board since June 2023. Mr. von Furstenberg currently serves as Chief Investment Officer of Ranger Global Advisors, LLC, a family office focused on value-based investing (“Ranger”), which he founded in June 2011. Prior to founding Ranger, Mr. von Furstenberg founded Arrow Capital Management, LLC, a private investment firm focused on global public equities, where he served as Co-Managing Member and Chief Investment Officer from 2003 to 2011. Mr. von Furstenberg has served as a member of the board of directors of IAC since 2008 and of Expedia Group, Inc. since December 2015. Mr. von Furstenberg joined the board of directors of Giovanni Agnelli B.V. (an Italian holding company with majority stake in Exor) in May 2023. Mr. von Furstenberg previously served on the board of directors of Liberty Expedia Holdings, Inc. from November 2016 to July 2019, when the company was acquired by Expedia Group, Inc. He also served on the board of La Scogliera (an Italian financial holding company with majority stake in Banca Ifis) from December 2016 to August 2020. Since 2001, he has acted as Chief Investment Officer of Arrow Finance, LLC (formerly known as Arrow Investments, Inc.), the private investment office that serves his family. Mr. von Furstenberg also serves as a partner and Co-Chairman of Diane von Furstenberg Studio, LLC. In addition to his for-profit affiliations, Mr. von Furstenberg serves as a director of The Diller-von Furstenberg Family Foundation and as a member of the board of directors of Friends of the High Line. He is responsible for creating CSET (Center for Security and Emerging Technology), and focused on sponsoring the RSFAA (Retirement Savings for American’s Act) to help create wealth for all Americans. Mr. von Furstenberg’s experience in private investment and public board membership gives him particular insight into capital markets and investment strategy, as well as a high level of

Vimeo, Inc. 2024 Proxy Statement 13

financial literacy, and qualifies him to serve on our Board. Mr. von Furstenberg is the stepson of Mr. Diller, the Chairman and Senior Executive of IAC and the holder of all of the outstanding shares of our Class B common stock.
Philip Moyer, age 58, was appointed to serve as our Chief Executive Officer and a member of our Board effective April 8, 2024. Prior to joining Vimeo, Mr. Moyer served as Global VP of Applied AI Engineering and Business Development and VP of Strategic Industries, Google Cloud, a division of Alphabet Inc., a role he held since July 2019. Prior to Alphabet, Mr. Moyer was Director of Financial Services at Amazon Web Services, a division of Amazon.com, Inc, where he managed Banking, Capital Markets, Insurance and Payments. He previously managed a Venture Capital portfolio in FinTech, Healthtech, and MarTech at Safeguard Scientifics, Inc., a public venture development company. Additionally, Mr. Moyer was CEO of two financial technology companies, EDGAR Online, Inc., a provider of financial data, analytics and disclosure management solutions, and Cassiopae, S.A., a French software company in the commercial banking market. He spent 15 years at Microsoft Corp., a global technology company, where he managed global customer teams, industry teams and services organizations. Mr. Moyer has a Computer Science degree from University of Pittsburgh and started his career as a software engineer for nuclear submarines at GE Aerospace, a division of General Electric Company. Mr. Moyer’s extensive experience in the technology sector and his leadership expertise, including as a chief executive officer, qualify him to serve on our Board.

14 Vimeo, Inc. 2024 Proxy Statement

Corporate Governance
Leadership Structure. Our business and affairs are overseen by our Board, which currently has eight members. There is one management representative on the Board and, of the seven remaining current directors, five directors have been determined by our Board to be independent. In accordance with the rules of the SEC and the Marketplace Rules of The Nasdaq Stock Market, LLC (the “Marketplace Rules”), although Mr. Gross was not considered independent while serving in his capacity as Interim Chief Executive Officer, the Board has determined that Mr. Gross qualifies as an independent director effective as of the end of his interim service period. The Board has standing Audit, Compensation and Human Capital Management and Nominating and Corporate Governance Committees (collectively, the “Board Committees”), each comprised solely of independent directors. For more information regarding director independence and our Board Committees, see the discussion under “Director Independence” and “The Board and Board Committees” below. All of our directors play an active role in Board matters, are encouraged to communicate among themselves and directly with the Chief Executive Officer and have full access to Company management at all times.
Our independent directors meet in scheduled executive sessions without management present from time to time, and may schedule additional meetings as they deem appropriate. We do not have a lead independent director or any other formally appointed leader for these sessions. The independent membership of our Board Committees ensures that directors with no ties to Company management are charged with oversight for all financial reporting and executive compensation-related decisions made by Company management, as well as for recommending candidates for Board membership. At each regularly scheduled Board meeting, the Chairperson of each of these committees (as and if applicable) provides the full Board with an update of all significant matters discussed, reviewed, considered and/or approved by the relevant committee since the last regularly scheduled Board meeting.
Mr. Schiffman has served as Chairman of the Board since March 2023. Mr. Schiffman brings significant experience and expertise to his role as Chairman, including his knowledge of Vimeo’s business and history through his experience as Chief Financial Officer of IAC (in which capacity he also had certain risk oversight duties that give him particular insight into risk management), his high level of financial literacy and expertise regarding mergers, acquisitions, investments and other strategic transactions, his information security oversight duties at both IAC and Fanatics, which give him particular insight into information security risks and trends, as well as his investment banking experience, which gives him particular insight into trends in capital markets and the technology and media industries. The roles of Chairperson and Chief Executive Officer are currently separated in recognition of the differences between the two roles. We believe that it is in the best interests of our stockholders for the Board to make a determination regarding the separation or combination of these roles each time it elects a new Chairperson or appoints a Chief Executive Officer, based on the relevant facts and circumstances applicable at such time.
Risk Oversight. Company management is responsible for assessing and managing the Company’s exposure to various risks on a day-to-day basis, which responsibilities include the creation of appropriate risk management programs and policies. Company management has developed and implemented guidelines and policies to identify, assess and manage significant risks facing the Company. In developing this framework, the Company recognized that leadership and success are impossible without taking risks; however, the imprudent acceptance of risks or the failure to appropriately identify and mitigate risks could adversely impact stockholder value. The Board is responsible for overseeing Company management in the execution of its responsibilities and for assessing the Company’s approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and through discussions with Company management, as well as through the Board’s Audit and Compensation and Human Capital Management Committees, which examine various components of financial and compensation-related risks, respectively, as part of their responsibilities. Information security is a key component of risk management at Vimeo and our senior management periodically briefs the Audit Committee on the information security programs of the Company and its various businesses and related priorities and controls. In addition, an overall review of risks is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including significant capital expenditures, acquisitions and divestitures and financial matters. The Board’s role in risk oversight of the Company is consistent with the Company’s leadership structure, with the Chairperson, Chief Executive Officer and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and

Vimeo, Inc. 2024 Proxy Statement 15

its committees providing oversight in connection with those efforts. Vimeo believes that its compensation policies and programs do not encourage excessive or unnecessary risk-taking and are not reasonably likely to have a material adverse effect on Vimeo.
Director Independence. Under the Marketplace Rules, our Board has a responsibility to make an affirmative determination that those members of the Board who serve as independent directors do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In connection with the independence determinations described below, our Board reviewed information regarding transactions, relationships and arrangements relevant to independence, including those required by the Marketplace Rules. This information is obtained from director responses to questionnaires circulated by our management, as well as from our records and publicly available information. Following these determinations, our management monitors those transactions, relationships and arrangements that were relevant to such determinations, as well as periodically solicits updated information potentially relevant to independence from internal personnel and directors, to determine whether there have been any developments that could potentially have an adverse impact on prior independence determinations.
Our Board has determined that each of Adam Gross, Alesia J. Haas, Jay Herratti, Ida Kane, and Mo Koyfman satisfy the director independence requirements set forth in the Marketplace Rules, and that the members of the Audit and Compensation and Human Capital Management Committees also satisfied separate independence requirements under the standards imposed by applicable SEC rules and the Marketplace Rules for audit committee and compensation committee members. Our Board had previously determined that Nabil Mallick and Spike Lee, who served as members of our Board through October 2023 and February 2024, respectively, also satisfied the director independence requirements set forth in the Marketplace Rules.
Director Nominations and Board Diversity. The Nominating and Corporate Governance Committee identifies, reviews and evaluates individuals qualified to become Board members and recommends candidates to the Board. While there are no specific requirements for eligibility to serve as a director of Vimeo, in evaluating candidates, the Nominating and Corporate Governance Committee will consider (regardless of how the candidate was identified or recommended) whether the professional and personal ethics and values of the candidate are consistent with those of Vimeo, whether the candidate’s experience and expertise would be beneficial to the Board, whether the candidate is willing and able to devote the necessary time and energy to the work of the Board and whether the candidate is prepared and qualified to represent the best interests of Vimeo’s stockholders. While the Board does not have a formal diversity policy, the Nominating and Corporate Governance Committee also considers the overall diversity of the experiences, characteristics, attributes, skills and backgrounds of candidates relative to those of other Board members and those represented by the Board as a whole to ensure that the Board has the right mix of skills, expertise and background.
The members of our Board have provided the diversity information below as of the date of this proxy statement. Each of the categories listed in the table below has the meaning as it is used in Marketplace Rule 5605(f).
Board Diversity Matrix
Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part 1: Gender Identity
Directors	1	6	—	1
Part II: Demographic Background
African American or Black	—	—	—	—
Hispanic or Latinx	1	—	—	—
White	—	6	—	—
LGBTQ+			1
Demographic Background Undisclosed			1

16 Vimeo, Inc. 2024 Proxy Statement

Additionally, the following matrix displays the most significant skills and qualifications that the members of our Board possess as of the date of this proxy statement.
Experience, Expertise or Other Qualifications	Gross	Haas	Herratti	Kane	Koyfman	Moyer	Schiffman	von Furstenberg
Accounting		✓		✓			✓
Finance	✓	✓	✓	✓		✓	✓	✓
Risk Management / Assessment		✓	✓	✓			✓	✓
Information Security and Data Privacy	✓		✓			✓	✓
Cybersecurity	✓		✓			✓	✓
Artificial Intelligence	✓		✓			✓
Environment / Climate Change			✓
Corporate Governance	✓	✓	✓	✓		✓		✓
Compensation		✓	✓	✓	✓
The Board does not have a formal policy regarding the consideration of director nominees recommended by stockholders, and as of the date of this proxy statement we have not received any such recommendations. However, the Board would consider such recommendations if made in the future. Stockholders who wish to make such a recommendation should send the recommendation to Vimeo, Inc., 330 West 34th Street, 5th Floor, New York, New York 10001, Attention: General Counsel & Secretary. The envelope must contain a clear notation that the enclosed letter is a “Director Nominee Recommendation.” The letter must identify the author as a stockholder, provide a brief summary of the candidate’s qualifications and history, together with an indication that the recommended individual would be willing to serve (if elected), and must be accompanied by evidence of the sender’s stock ownership. Any director recommendations will be reviewed by the Secretary and the Chairperson and, if deemed appropriate, forwarded to the Nominating and Corporate Governance Committee for further review. If the Nominating and Corporate Governance Committee believes that the candidate fits the profile of a director described above, the recommendation will be shared with the entire Board.
Communications with the Vimeo Board. Stockholders who wish to communicate with our Board or a particular director may send any such communication to Vimeo, Inc., 330 West 34th Street, 5th Floor, New York, New York 10001, Attention: General Counsel & Secretary. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder—Board Communication” or “Stockholder—Director Communication.” All such letters must identify the author as a stockholder, provide evidence of the sender’s stock ownership and clearly state whether the intended recipients are all members of the Board or a particular director or directors. The Secretary will then review such correspondence and forward it to the Board, or to the specified director(s), if appropriate. Items unrelated to directors’ duties and responsibilities may be excluded, including solicitations and advertisements.
Code of Conduct
Our Board has adopted a Code of Conduct that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. The Code of Conduct is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. The full text of our Code of Conduct is posted on the Governance portion of our website at https://investors.vimeo.com/governance/documents. We will post amendments to our Code of Conduct or waivers of our Code of Conduct for directors and executive officers on the same website.

Vimeo, Inc. 2024 Proxy Statement 17

Prohibition on Hedging and Short Sales
Our Board has adopted an insider trading policy, which prohibits our directors, officers, employees and other covered persons from hedging or similar transactions designed to decrease the risks associated with holding our common stock. In addition, our insider trading policy prohibits our directors, officers, employees and other covered persons from trading in derivative securities related to our common stock, which include publicly traded call and put options, and engaging in short selling of our common stock.
The Board and Board Committees
The Board. The Board met seven times during 2023. Each of our incumbent directors attended at least 75% of the meetings of the Board and the Board Committees on which they served during 2023. Directors are strongly encouraged to attend annual meetings of Vimeo stockholders, barring significant commitments or special circumstances. All members of the Board at the time of the 2023 annual meeting of stockholders attended our 2023 annual meeting of stockholders.
The Board currently has three standing committees: the Audit Committee, the Compensation and Human Capital Management Committee and the Nominating and Corporate Governance Committee.
Board Committees. The following table sets forth the members of each Board committee as of the date of this proxy statement and the number of meetings held by each such committee during 2023.
	Audit Committee	Compensation and Human Capital Management Committee	Nominating and Corporate Governance Committee
ALESIA J. HAAS (1)			✓
JAY HERRATTI (1)	✓	✓
IDA KANE (1)	✓
MO KOYFMAN (1)			✓
ALEXANDER VON FURSTENBERG
GLENN H. SCHIFFMAN
ADAM GROSS (1)(2)
Number of Meetings	6	10	1
Chair	✓	Member

1.
Independent director.

2.
Mr. Gross served as a member of the Audit Committee until July 2, 2023.

Audit Committee. The Audit Committee consists of Alesia J. Haas (chair), Ida Kane and Jay Herratti. The Audit Committee functions pursuant to a written charter adopted by the Board, the most recent version of which is available on the Governance portion of our website at https://investors.vimeo.com/governance/documents. The Audit Committee is appointed by the Board to assist the Board in monitoring: (i) the integrity of our financial statements, (ii) the effectiveness of our internal control over financial reporting, (iii) the qualifications, performance and independence of our independent registered public accounting firm, (iv) the performance of our internal audit function, (v) our risk assessment and risk management policies as they relate to financial and other risk exposures and (vi) our compliance with legal and regulatory requirements. In fulfilling its purpose, the Audit

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Committee maintains free and open communication among its members, the Company’s independent registered public accounting firm, the Company’s internal audit function and Company management. The formal report of the Audit Committee is set forth on page 21.
Our Board has determined that each of Mses. Haas and Kane, and Mr. Herratti, are independent directors under the Marketplace Rules and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has concluded that Mses. Haas and Kane are each an “audit committee financial expert,” as such term is defined in applicable SEC rules and the Marketplace Rules.
Compensation and Human Capital Management Committee. The Compensation and Human Capital Management Committee consists of Mo Koyfman (chair) and Jay Herratti. The Compensation and Human Capital Management Committee functions pursuant to a written charter adopted by the Board, the most recent version of which is available on the Governance portion of our website at https://investors.vimeo.com/governance/documents. The Compensation and Human Capital Management Committee is appointed by the Board to discharge the Board’s responsibilities relating to the compensation of non-employee directors and executive officers and has overall responsibility for approving and evaluating all compensation plans, policies and programs of Vimeo as they affect Vimeo’s executive officers and non-employee directors. Additionally, the Compensation and Human Capital Management Committee is responsible for overseeing Vimeo’s culture and human capital management, including diversity and inclusion. The Compensation and Human Capital Management Committee may form and delegate authority to subcommittees consisting of one or more of its members. The Compensation and Human Capital Management Committee may also delegate to one or more of the Company’s executive officers the authority to make grants of awards of equity-based compensation to eligible individuals (other than directors or executive officers) and has done so. From January 1, 2023 through September 20, 2023, the Compensation and Human Capital Management Committee engaged Compensation Advisory Partners LLC (“CAP”) to serve as its compensation consultant, and since August 29, 2023, the Compensation and Human Capital Management Committee has engaged Semler Brossy Consulting Group LLC (“Semler Brossy”) to serve as its compensation consultant and to review and advise on the principal aspects of the Company’s executive compensation program. The executive compensation services provided by CAP in 2023 included, among other things, providing peer and public survey data regarding compensation opportunities for executive officers, reviewing our executive compensation and general employee equity compensation philosophy, and assisting in the implementation of and providing peer and public survey data regarding stock ownership guidelines. The executive compensation services of Semler Brossy in 2023 included, among other things, providing recommendations regarding the selection of compensation peer group companies, analyzing publicly available compensation data of peer group companies, compensation survey data, and other publicly available data to assess the competitive market for executive talent, and reviewing and advising on the target total direct compensation opportunities for our executive officers. In compliance with the disclosure requirements of the SEC regarding the independence of compensation consultants, the Compensation and Human Capital Management Committee has assessed each of the six independence factors established by the SEC and adopted by Nasdaq, and has determined that the engagement of, and work performed by, each of CAP and Semler Brossy does not raise any conflicts of interest or similar concerns. Semler Brossy reports, and CAP reported, directly to the Compensation and Human Capital Management Committee and neither consultant provides any non-compensation related services to the Company. Semler Brossy and, previously, CAP, attends certain Compensation and Human Capital Management Committee meetings, executive sessions and preparatory meetings with the Committee Chair and certain executive officers, as requested by the Compensation and Human Capital Management Committee. For additional information on our processes and procedures for the consideration and determination of executive compensation and the related roles of the Compensation and Human Capital Management Committee, Company management and consultants, see the “Executive Compensation—Compensation Discussion and Analysis” beginning on page 28. The formal report of the Compensation and Human Capital Management Committee is set forth under Compensation and Human Capital Management Committee Report.
Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of Alesia J. Haas and Mo Koyfman. The Nominating and Corporate Governance Committee functions pursuant to a written charter adopted by the Board, the most recent version of which is available on the Governance portion of our website at https://investors.vimeo.com/governance/documents. The Nominating and Corporate Governance Committee is appointed by the Board to identify and evaluate individuals qualified to become Board

Vimeo, Inc. 2024 Proxy Statement 19

members, to recommend to the Board director nominees for the next annual meeting of stockholders or special meeting of stockholders at which directors are to be elected (and nominees to fill vacancies on the Board, as necessary), and to assist the Board in overseeing any Vimeo program relating to corporate responsibility and sustainability.

20 Vimeo, Inc. 2024 Proxy Statement

Proposal 2
✓
The Board recommends that our stockholders vote FOR the ratification of the appointment of Ernst & Young as Vimeo’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Ratification of Appointment of Independent Registered Public Accounting Firm
Subject to stockholder ratification, the Audit Committee of Vimeo’s Board has appointed Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
The Audit Committee annually evaluates the performance of Ernst & Young and determines whether to continue to retain such firm or consider the retention of another firm. In appointing Ernst & Young as our independent registered public accounting firm for the 2024 fiscal year, the Audit Committee considered: (i) the firm’s performance as the Company’s independent registered public accounting firm, (ii) the fact that Ernst & Young has audited the financial statements of Vimeo since it was a wholly-owned subsidiary of IAC, (iii) Ernst & Young’s independence with respect to the services to be performed for the Company and (iv) Ernst & Young’s strong and considerable qualifications and general reputation for adherence to professional auditing standards. In addition, in conjunction with the mandated rotation of the lead engagement partner every five years, the Audit Committee is directly involved in the selection of the new lead engagement partner.
A representative of Ernst & Young is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions.
Vote Required
Ratification of the appointment of Ernst & Young as Vimeo’s independent registered public accounting firm requires the affirmative vote of the holders of a majority of the voting power of the shares of Vimeo capital stock present at the Annual Meeting in person or represented by proxy and voting together as a single class.

Vimeo, Inc. 2024 Proxy Statement 21

Audit Committee Matters
Audit Committee Report
The Audit Committee functions pursuant to a written charter adopted by the Board of Directors, the most recent version of which is available on the Company’s website at https://investors.vimeo.com/governance/documents. The Audit Committee charter governs the operations of the Audit Committee and sets forth its responsibilities, which include providing assistance to the Board of Directors in monitoring: (i) the integrity of Vimeo’s financial statements, (ii) the effectiveness of Vimeo’s internal control over financial reporting, (iii) the qualifications, performance and independence of Vimeo’s independent registered public accounting firm, (iv) the performance of Vimeo’s internal audit function, (v) Vimeo’s risk assessment and risk management policies as they relate to financial and other risk exposures and (vi) Vimeo’s compliance with legal and regulatory requirements. It is not the duty of the Audit Committee to plan or conduct audits or to determine that Vimeo’s financial statements and disclosures are complete, accurate and have been prepared in accordance with generally accepted accounting principles and applicable rules and regulations or to determine that the Company’s internal controls over financial reporting are effective. Management is responsible for the Company’s financial reporting process, including systems of internal control over financial reporting. The independent registered public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”), and to issue a report thereon. The Audit Committee’s responsibility is to engage the independent auditor and otherwise to monitor and oversee these processes.
In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements of Vimeo included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 with Vimeo’s management and Ernst & Young, Vimeo’s independent registered public accounting firm.
The Audit Committee has discussed with Ernst & Young the matters required to be discussed by PCAOB Auditing Standard 1301, “Communications with Audit Committees.” In addition, the Audit Committee has received the written disclosures and letter from Ernst & Young required by applicable requirements of the PCAOB regarding Ernst & Young’s communications with the Audit Committee concerning independence and has discussed with Ernst & Young its independence from Vimeo and its management.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of Vimeo be included in Vimeo’s Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.
Members of the Audit Committee
Alesia J. Haas (Chair)
Jay Herratti
Ida Kane

22 Vimeo, Inc. 2024 Proxy Statement

Audit Committee Matters
Fees Paid to Our Independent Registered Public Accounting Firm
The following table sets forth fees for all professional services rendered by Ernst & Young to Vimeo for the years ended December 31, 2023 and 2022:
	2023	2022
Audit Fees	$1,744,000(1)	$1,725,240(2)
Audit-Related Fees	$—	$—
Total Audit and Audit-Related Fees	$1,744,000	$1,725,240
Tax Fees	$—	$—
Total Fees	$1,744,000	$1,725,240
All Other Fees	$—	$—

1.
Audit Fees in 2023 include: (i) fees associated with the annual audit of financial statements and review of periodic reports, and (ii) fees associated with registration statements and other periodic reports filed with the SEC.

2.
Audit Fees in 2022 include: (i) fees associated with the annual audit of financial statements and review of periodic reports, (ii) fees associated with registration statements and other periodic reports filed with the SEC, and (iii) statutory audits (audits performed for certain Vimeo businesses in a jurisdiction abroad, which audits are required by local law).

Audit and Non-Audit Services Pre-Approval Policy
Our Audit Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, the Audit Committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the public accountants’ independence. All services rendered by Ernst & Young for our fiscal year ended December 31, 2023 were pre-approved by the Audit Committee.
Pursuant to the pre-approval policy, the Audit Committee may delegate its authority to grant pre-approvals to one or more of its members. The decisions of any other member(s) to whom such authority may be delegated to grant pre-approvals must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibilities to pre-approve services to management.

Vimeo, Inc. 2024 Proxy Statement 23

Proposal 3
Approval of Amendment of the Vimeo, Inc. Certificate of Incorporation to Provide for Officer Exculpation as Permitted by Delaware Law
Background
Effective August 1, 2022, the State of Delaware amended Section 102(b)(7) of the Delaware General Corporation Law (the “DGCL”) to allow Delaware corporations to exculpate certain officers from personal liability for monetary damages for breaches of certain fiduciary duties as an officer. Prior to such amendment, Delaware law permitted Delaware corporations to exculpate directors from personal liability for monetary damages associated with breaches of the duty of care, but that protection did not extend to a Delaware corporation’s officers. Our stockholders are being asked to approve an amendment (the “Amendment”) to our Amended and Restated Certificate of Incorporation to include a provision therein that extends exculpation to certain officers of the Company, consistent with the amendment to Section 102(b)(7) of the DGCL. The Amendment was approved by our Board on March 12, 2024, subject to approval by our stockholders at the Annual Meeting. We refer to this proposal as the “Exculpation Proposal.”
Why Stockholders Should Approve the Exculpation Proposal
In the absence of the exculpation of officers, and prior to the amendment to Section 102(b)(7) of the DGCL, stockholder plaintiffs have often employed a tactic of bringing certain claims against individual officers that would otherwise be exculpated if brought against directors in order to avoid dismissal of such claims. The amendment to Section 102(b)(7) of the DGCL addressed this inconsistent treatment between officers and directors and the related rising litigation and insurance costs for stockholders.
As amended, Section 102(b)(7) of the DGCL permits exculpation of officers only for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, and accordingly would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the Company itself or for derivative claims brought by stockholders in the name of the Company. Furthermore, consistent with the protections currently afforded to our directors under Article IX of our Amended and Restated Certificate of Incorporation, the Amendment would not limit the liability of officers for (i) any breach of the duty of loyalty to the Company or our stockholders, (ii) any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. Additionally, the Amendment would not limit the liability of officers for any action by or in the right of the Company. The Amendment will generally align the protections available to officers with those currently available to directors and will not be retroactive to any act or omission occurring prior to its effective date. Further, the exculpation afforded by the Amendment would only apply to certain officers, namely a person who (during the course of conduct alleged to be wrongful) (a) is or was president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (b) is or was identified in the Company’s public filings with the SEC as one of the most highly compensated executive officers of the Company; or (c) has, by written agreement with the Company, consented to be identified as an officer for purposes of accepting service of process.
✓
The Board recommends that our stockholders vote FOR the approval of amendment of the Charter to provide for officer exculpation.

24 Vimeo, Inc. 2024 Proxy Statement

As part of our Board’s ongoing evaluation of the Company’s corporate governance practices, our Board considered the potential benefits and detriments of eliminating the personal liability of its officers under certain circumstances. After such consideration, our Board believes the Exculpation Proposal is (i) consistent with the protections currently afforded in our Amended and Restated Certificate of Incorporation to directors and (ii) necessary in order to continue to attract and retain experienced and qualified officers, which is in the best interests of the Company and its stockholders. Our Board is not proposing the Exculpation Proposal in anticipation of any specific litigation confronting the Company. Rather, the Exculpation Proposal is being proposed on a prospective basis to help mitigate any potential future harm to the Company and its stockholders. Accordingly, our Board believes the Amendment is in the best interests of the Company and its stockholders.

The description of the proposal set forth above is qualified in its entirety by reference to the text of Article IX of the proposed Amended and Restated Certificate of Incorporation of Vimeo, Inc., as amended by the proposed amendments described herein (the “Restated Charter”), attached as Annex A to this proxy statement. For convenience of reference, the proposed changes described herein to the current Charter are included in Annex A as underlined text.

Vote Required
Amendment of the Charter requires the affirmative vote of the holders of a majority of the outstanding shares of Vimeo capital stock, voting together as a single class.

Vimeo, Inc. 2024 Proxy Statement 25

Proposal 4	✓ The Board recommends that our stockholders vote FOR the advisory vote on the compensation of our named executive officers.
Advisory Vote on the Compensation of our Named Executive Officers (the “Say on Pay” Vote)
Pursuant to Section 14A of the Exchange Act, we are seeking a non-binding advisory vote from our stockholders to approve the compensation of our named executive officers for 2023. This proposal, which we refer to as the “say on pay” vote, is not intended to address any specific item of compensation, but rather our overall compensation program and policies relating to our named executive officers.
As described in detail in the “Compensation Discussion and Analysis” section of this proxy statement, our executive compensation program is designed to increase long-term stockholder value by attracting, retaining, motivating and rewarding leaders with the competence, character, experience and ambition necessary to enable us to meet our growth objectives. We believe that our executive compensation program is designed to motivate experienced executives to achieve short-term and long-term goals, thereby enhancing stockholder value, and to retain individuals with the skills necessary for us to achieve our business plans. Accordingly, we believe that the compensation paid to our named executive officers in 2023 pursuant to our executive compensation program was fair and appropriate and are asking our stockholders to vote FOR the adoption of the following resolution:

“RESOLVED, that Vimeo, Inc. stockholders approve, on an advisory basis, the compensation of Vimeo’s named executive officers for 2023, as disclosed in this proxy statement, pursuant to the U.S. Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis, the Executive Compensation tables and the related narrative discussion.”

This is the first non-binding advisory vote on say on pay that we are seeking, which is being held prior to the three-year anniversary of the Spin-off. The Company sought an advisory vote from its stockholders on the frequency of seeking the say on pay vote at the 2023 Annual Meeting of Stockholders and recommended seeking the say on pay vote every year. Based on voting results from the 2023 Annual Meeting of Stockholders, and consistent with the Company’s recommendation, say on pay votes will now occur every year. Accordingly, the next say on pay vote is expected to be held at our 2025 Annual Meeting of Stockholders.
Vote Required
The approval, on an advisory basis, of the say on pay proposal requires the affirmative vote of the holders of at least a majority of the aggregate voting power of shares of Vimeo capital stock present in person or represented by proxy and voting together as a single class. The vote is advisory in nature and therefore not binding on Vimeo or our Board. However, our Board values the opinions of all of its stockholders and will consider the outcome of this vote when making future compensation decisions for our named executive officers.

26 Vimeo, Inc. 2024 Proxy Statement

Executive Officers Who are not Directors
The following table identifies certain information about our executive officers who are not directors as of March 25, 2024. For background information about our Chief Executive Officer, Philip Moyer, see the information set forth above under “Election of Directors.” Our executive officers are appointed by, and serve at the discretion of, the Board. There are no family relationships among any of our directors or executive officers.
Name	Age	Position
Gillian Munson	53	Chief Financial Officer
Jessica Tracy	35	General Counsel & Secretary
Gillian Munson has served as our Chief Financial Officer since April 2022. Prior to joining Vimeo, Ms. Munson served as the Chief Financial Officer of Iora Health, Inc., a healthcare company, from January 2021 to March 2022, and as a Venture Partner at Union Square Ventures from 2019 to 2022. From 2013 to 2019, she served as Chief Financial Officer of XO Group Inc., the parent company of The Knot Inc., a media and technology company. Ms. Munson’s previous positions include Managing Director at Allen & Company LLC, Vice President, Business Development at Symbol Technologies, LLC, and both Executive Director and Senior Equity Analyst at Morgan Stanley. Ms. Munson has served on the board of directors of Duolingo, Inc., a publicly-traded language learning company, since September 2019, on the board of directors of Phreesia, Inc., a publicly-traded software company, since May 2019, and on the board of trustees of Southern Vermont Art Center, a multidisciplinary arts organization, since February 2024. She previously served on the board of directors of Monster Worldwide, Inc. from 2015 to 2016. Ms. Munson holds a B.A. in Political Science and Economics from the Colorado College in Colorado Springs.
Jessica Tracy has served as our General Counsel & Secretary since February 2024. Ms. Tracy joined Vimeo in February 2021 and initially served as Vice President, Associate General Counsel—Securities & Governance until January 2023, when she was promoted to Acting Co-General Counsel. In June 2023, Ms. Tracy was promoted to Senior Vice President, Interim General Counsel & Secretary, and served in that role until February 2024. Prior to joining Vimeo, Ms. Tracy served as Senior Corporate Counsel at Criteo SA, an advertising technology company, from September 2019 to February 2021. Prior to that, Ms. Tracy was an associate at Ropes & Gray LLP, an international law firm. Ms. Tracy holds a B.A. in Philosophy from the University of Maryland and a J.D. from Washington & Lee University.

Vimeo, Inc. 2024 Proxy Statement 27

Compensation Committee Interlocks and Insider Participation
The Compensation and Human Capital Management Committee consists of Mo Koyfman (chair) and Jay Herratti. Prior to his resignation from our Board on October 18, 2023, Nabil Mallick was also a member of the Compensation and Human Capital Management Committee. None of these individuals served as one of our officers or employees in 2023 or in any prior year. None of our executive officers currently serves, or served in 2023, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board.

28 Vimeo, Inc. 2024 Proxy Statement

Executive Compensation
Compensation Discussion and Analysis
Introduction
The executive officers whose compensation is discussed in this compensation discussion and analysis (the “CD&A”), and who are referred to as our named executive officers (the “NEOs”) in this CD&A, are:
•
Adam Gross, former Interim Chief Executive Officer (from September 1, 2023 through April 8, 2024)

•
Gillian Munson, Chief Financial Officer

•
Anjali Sud, former Chief Executive Officer (through August 31, 2023)

•
Eric Cox, former Chief Operating Officer (through November 3, 2023)

•
Mark Kornfilt, former President (through March 31, 2023)

In 2023, the Company experienced a number of executive leadership transitions. Effective March 31, 2023, Mr. Kornfilt resigned as Vimeo’s President and remained as a strategic Board advisor through July 12, 2023. Effective August 31, 2023, Ms. Sud resigned as Vimeo’s Chief Executive Officer, and, from September 1, 2023 through April 8, 2024, Mr. Gross served as Vimeo’s Interim Chief Executive Officer. Lastly, effective November 3, 2023, Mr. Cox resigned as Vimeo’s Chief Operating Officer. In connection with these transitions, please see the related discussion regarding the treatment of 2023 bonuses for Ms. Sud and Messrs. Kornfilt, Gross and Cox under “Annual Cash Bonuses” below, and related discussion regarding the treatment of 2023 equity awards for Ms. Sud and Messrs. Kornfilt and Cox under “Long-Term Incentives” below.
On April 8, 2024, Mr. Moyer was appointed to serve as our Chief Executive Officer and a member of our Board. In connection with Mr. Moyer’s appointment, Mr. Moyer and the Company entered into an offer letter agreement that sets forth the terms and conditions of his employment with the Company. Pursuant to this agreement, Mr. Moyer will receive an annual base salary of  $600,000 and will be eligible for a discretionary annual bonus with a target bonus with a range of between 100% to 200% of his base salary. In addition, the Company will grant Mr. Moyer 1,680,439 restricted stock units. Additionally, Mr. Moyer will receive a sign-on bonus of  $300,000, which must be repaid to the Company if Mr. Moyer is terminated for cause or resigns for a reason other than for good reason before the one-year anniversary of his start date. If Mr. Moyer’s employment is terminated by the Company without cause or if Mr. Moyer terminates his employment with the Company for good reason, he will be entitled to certain severance benefits. Mr. Moyer has agreed to confidentiality, intellectual property, non-competition and non-solicitation covenants.
2023 Company Performance
We made good progress executing against our 2023 priorities in what was a transitional year for the Company. Total revenue was down 4% year-over-year, impacted by post-pandemic normalization as well as the depreciation of some of our acquired assets. Within that, Vimeo Enterprise revenue grew 44% year-over-year as video is becoming increasingly integral and strategic to how companies operate.
We made significant strides in improving profitability in 2023 through a reallocation of resources to more strategic growth opportunities and operational efficiency measures. Our gross margin increased 2 percentage points year-over-year to 78%, and we reduced operating expenses by 24% year-over-year. We reported net income of $22 million, an improvement of more than $100 million year-over-year, with non-GAAP Adjusted EBITDA of  $34 million, an improvement of more than $40 million year-over-year. We also saw net cash provided by operating activities improve by $75 million year-over-year to $38 million.
In addition, our 2023 burn rate was 3.8%, which was significantly lower than our 2022 burn rate of 8.6%. This material decrease shows our progress with respect to our commitment to our stockholders to materially decrease our burn rate in 2023 from 2022. We achieved this goal via a disciplined approach to our employee equity compensation program. Our three-year average burn rate at December 31, 2023 was 5.8%. We remain committed

Vimeo, Inc. 2024 Proxy Statement 29

Executive Compensation
to maintaining an appropriate burn rate in 2024, and continue to design our equity compensation program with a goal of managing burn rate while balancing the need to attract and retain top talent.
Certain of the financial measures described above are supplemental measures to U.S. generally accepted accounting principles (“GAAP”). For a further description of each non-GAAP financial measure set forth above as well as a full reconciliation of each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP, please see our 2023 Annual Report and Annex B.
Philosophy and Objectives
Our executive compensation program is designed to increase long-term stockholder value by attracting, retaining, motivating and rewarding leaders with the competence, character, experience and ambition necessary to enable us to meet our growth objectives.
Although we are a publicly traded company, we work to foster an entrepreneurial culture, and, within that culture, attract senior executives with entrepreneurial backgrounds, attitudes and aspirations. Accordingly, when working to recruit and retain executive officers, as well as other executives who may become executive officers at a later time, we compete not only with other public companies, but also with earlier stage companies, companies funded by private equity and venture capital and other professional firms. We structure our executive compensation program so that we can compete in this varied marketplace for talent, with an emphasis on variable, contingent compensation and long-term equity ownership. Vimeo has a unique position as an innovative, start-to-finish video platform working to change the way the world interacts with video. Vimeo, even as a public company, has many start-up-like tendencies. Because of this unique position, we aim to take a flexible approach to executive compensation.
When establishing a compensation package for a given executive, we follow a flexible approach and make decisions based on a number of factors particular to a given executive’s situation, including our firsthand experience with the competition for recruiting and retaining executives, negotiation and discussion with the relevant individual, competitive survey data, internal equity considerations and other factors we deem relevant at the time.
In line with our flexible approach, we refrain from using an arithmetic method for determining compensation levels and evaluating performance. Such methods frequently overlook the various factors influencing success at both the individual and the business level. Our objectives may change in priority as the competitive and strategic landscapes evolve, even within a single compensation cycle. Consequently, rigid formulaic approaches often lead to over- or under-compensation. Hence, we have historically steered clear of strict formulas, opting instead for a predominantly discretionary approach to compensation practices.
Roles and Responsibilities
The Compensation and Human Capital Management Committee of our Board (for purposes of this CD&A, the “Committee”) has the primary responsibility for establishing the compensation of our executive officers. For each of our NEOs, all compensation decisions referred to throughout this CD&A have been made by the Committee, based (in part) on recommendations from our former Chief Executive Officer and/or our former Interim Chief Executive Officer (in each case, other than with respect to their own compensation), as applicable, and in consultation with the Chairman of our Board, Mr. Schiffman. The Committee consists of Mr. Koyfman (Chair) and Mr. Herratti.
Our executive officers participate in structuring Company-wide compensation programs and in establishing bonus and equity pools for our employee population, excluding themselves. In early 2024, members of management, including Mr. Gross, Ms. Munson and Ms. Tracy, our General Counsel and Secretary, met with the Committee and discussed corporate and individual executive officer performance for 2023, including recommendations for annual bonuses. The Committee and Semler Brossy also met independently to discuss executive performance and corresponding bonuses, with input from the Chairman of our Board. Following these discussions, the Committee met to review and discuss these recommendations and to review the factors described below under “Annual Cash Bonuses”. After consideration of these recommendations, the Committee determined the annual bonus for each

30 Vimeo, Inc. 2024 Proxy Statement

Executive Compensation
NEO, other than Mr. Cox and Mr. Kornfilt as they were not eligible for bonuses with respect to 2023 due to their respective departures from the Company during 2023.
In establishing a given executive officer’s compensation package, each individual component was evaluated independently and in relation to the package as a whole. Prior earning histories, peer compensation, retention concerns, and outstanding long-term compensation arrangements as well as long-term holding power, in each case, to the extent applicable to the executive, were also reviewed and taken into account. However, the Committee did not rely on any formulaic relationship or targeted allocation between these elements. Instead, each individual executive officer’s situation is evaluated on a case-by-case basis each year, considering a variety of relevant factors at the time.
This year is the first time we are holding a say on pay vote. Based on the “say on frequency” voting results from the 2023 Annual Meeting of Stockholders, and consistent with our recommendation, say on pay votes will now occur every year. Accordingly, the next say on pay vote is expected to be held at our 2025 Annual Meeting of Stockholders. The Committee will consider the outcome of the say on pay vote when making future compensation decisions for our executive officers.
For the 2023 fiscal year, the Committee engaged CAP (from January 1, 2023 through September 20, 2023) and Semler Brossy (since August 29, 2023) to assist it with compensation matters and reviewing and advising on aspects of our executive compensation program. CAP’s services in 2023 included, among other things, providing peer and public survey data regarding compensation opportunities for executive officers, advising on the compensation package for the Chairman of the Board, reviewing our executive compensation and general employee equity compensation philosophy, and assisting in the implementation of and providing peer and public survey data regarding stock ownership guidelines. Semler Brossy’s services in 2023 included executive and non-employee director compensation assessment, equity compensation strategy, selection and analysis of compensation peer group companies and related data, and compensation risk assessment. Semler Brossy reports, and CAP previously reported, directly to the Committee. The Committee may replace Semler Brossy or engage additional consultants at any time. Generally, one or more representatives from Semler Brossy attend, and CAP previously attended, Committee meetings and communicate with the Chair of the Committee, as well as other Committee members, between meetings from time to time. Both Semler Brossy and CAP have no other business relationship with Vimeo and neither has received payments from Vimeo other than fees for services to the Committee. The Committee has assessed the independence of both Semler Brossy and CAP taking into account, among other things, the factors set forth under Rule 10C-1 of the Exchange Act and the listing standards of Nasdaq, and has concluded that no conflict of interest exists with respect to the work that Semler Brossy performs, and CAP previously performed, for the Committee.
Compensation Governance Best Practices
We endeavor to maintain sound governance standards through the administration of our executive compensation program. The following summarizes our key compensation governance policies and practices:
What We Do	What We Don’t Do

✓
Maintain a clawback policy

✓
Maintain stock ownership guidelines, which we adopted in October 2023

✓
Maintain a Compensation and Human Capital Management Committee comprised entirely of independent directors

✓
Retain an independent compensation consultant

✓
Hold an annual say-on-pay vote

No “single-trigger” change in control arrangements for our executive officers

No tax gross-ups on severance or change in control payments in employee agreements

No excessive perquisites, special executive welfare or health benefits, or retirement plans not available to our employees generally

No hedging or pledging of our stock

2023 Compensation Peer Group
The Committee and management consider competitive market compensation paid by other peer group companies when reviewing and, in the case of the Committee, determining certain compensation elements of our executive

Vimeo, Inc. 2024 Proxy Statement 31

Executive Compensation
officers and non-employee directors. The Committee reviews our peer group annually. For 2023, the Committee engaged CAP to conduct an initial review and make recommendations regarding our peer group for the Committee’s consideration. The peer group was determined by reviewing public companies in the Application Software, Internet Services & Infrastructure, and Systems Software GICS sub-industries, and then comparing such companies against Vimeo as it relates to revenue, market cap, and business model.
In connection with the Committee’s approval of annual cash bonuses for our executive officers and the compensation package for the Chairman of the Board, which is discussed below in the sections titled “Annual Cash Bonuses” and “Director Compensation,” respectively, data regarding compensation for comparable executive officer and non-executive chair positions at the following peer companies were considered:
Alteryx, Inc.	New Relic, Inc.
AppFolio, Inc.	PagerDuty, Inc.
Asana, Inc.	Smartsheet Inc.
Box, Inc.	Wix.com Ltd.
BigCommerce Holdings, Inc.	Workiva Inc.
Domo, Inc.	Yext, Inc.
Elastic N.V.	Zuora, Inc.
Momentive Global Inc.
Compensation Elements
Our compensation packages for our executive officers primarily consist of salary, annual bonuses, equity awards and, in certain limited instances, perquisites and other benefits. Prior to making specific decisions related to any particular element of compensation, the Committee typically reviews the total direct compensation of each executive, evaluating the executive’s total near-term and long-term compensation in the aggregate. The Committee then determines which element or combination of elements (salary, annual bonus and/or equity awards) can be used most effectively to further our compensation objectives. However, all such decisions are subjective and are made on a facts and circumstances basis without any prescribed relationship between the various elements of the total compensation package.
Base Salaries
We provide each named executive officer with a base salary, reflective of the competitive marketplace, for the services that the named executive officer performs for us. Base salary serves as the primary form of fixed compensation for our named executive officers. Base salaries are reviewed annually and may be increased based on the individual performance of the named executive officer, company performance, the executive’s position within our business, the scope of his or her responsibilities, and market practices. Annual base salaries for 2023 for Msses. Sud and Munson and Messrs. Gross, Kornfilt, and Cox were $600,000, $400,000, $600,000, $450,000, and $400,000, respectively. Mr. Gross’ base salary as Interim Chief Executive Officer was set at the same level as Ms. Sud’s base salary at the time of her departure. None of our NEOs’ base salaries were increased from 2022 to 2023, except that Mr. Cox received a salary increase from $350,000 to $400,000 in connection with his promotion from Chief Revenue Officer to Chief Operating Officer in March 2023.
Annual Cash Bonuses
Annual cash bonuses for our named executive officers are generally discretionary and are determined by the Committee. The determination of bonus amounts is generally based on a non-formulaic assessment of factors that vary from year to year, none of which have a pre-established weighting. In determining individual annual bonus amounts, a variety of factors regarding Vimeo’s overall performance are considered, such as Adjusted EBITDA,

32 Vimeo, Inc. 2024 Proxy Statement

Executive Compensation
bookings, growth in profitability or achievement of strategic objectives, an individual executive’s performance and contribution to Vimeo, and bonus targets previously established between Vimeo and the executive. Additionally, the Committee considers retention concerns and the long-term holding power of compensation packages. Executive officer bonuses tend to be highly variable from year-to-year depending on the performance of the Company and, in certain circumstances, individual executive officer performance.
For the discretionary 2023 bonus for Msses. Sud and Munson and Mr. Gross, the Committee considered a variety of factors, including, among others, the Company’s level of Adjusted EBITDA attained for 2023, 2023 bookings, the general operation of the Company, macroeconomic conditions, relative contributions made by and roles and responsibilities of each executive officer during the year, the relative size of the bonus amounts paid to other members of leadership at Vimeo, compensation levels compared against levels for comparable positions at the peer group companies described above, retention and motivational concerns in light of the number of executive transitions at the Company, and the recommendations of the Chairman of the Board and the former Interim Chief Executive Officer (other than for Mr. Gross’ own bonus). Adjusted EBITDA is calculated as described in Annex B.
While the Committee believes a discretionary bonus is generally appropriate for Vimeo at this stage of its growth because it allows the Committee the ability to take into account all factors, both positive and negative, that impact the Company, in March 2023, the Committee awarded a non-discretionary bonus to Ms. Sud in order to provide a competitive compensation package while minimizing ongoing burn rate and overhang in connection with equity grants. Ms. Sud’s 2023 non-discretionary bonus opportunity had a target payout of  $800,000 upon the achievement of pre-established performance measures (the “Non-Discretionary Bonus”). The Non-Discretionary Bonus required at least 85% achievement of both (i) 2023 revenue of  $425 million and (ii) 2023 Adjusted EBITDA of $11.5 million. If both conditions were met at a level between 85% and 100%, the payout factor would be a straight line interpolation between 50% and 100%. Upon Ms. Sud’s departure from the Company and Mr. Gross’ appointment as Interim Chief Executive Officer, the Company determined to award two-thirds of the Non-Discretionary Bonus to Ms. Sud and one-third of the Non-Discretionary Bonus to Mr. Gross, if earned.
The table below details 2023 bonus targets, actual bonuses, and considerations of the Committee in determining actual bonuses for Msses. Sud and Munson and Mr. Gross. NEO bonuses for 2023 are reported in the 2023 Summary Compensation Table below. Other than as described below due to leadership departures and transitions, 2023 target bonuses for our NEOs did not change from 2022.

Vimeo, Inc. 2024 Proxy Statement 33

Executive Compensation
Name and Title	2023 Target Bonus	2023 Actual Bonus	Considerations of the Committee and Results of Performance Measures
Adam Gross Former Interim Chief Executive Officer (from September 1, 2023 through April 8, 2024)	• Discretionary: N/A • Non-Discretionary: $266,667	• Discretionary: $100,000 • Non-Discretionary: $258,510
•
With respect to the discretionary bonus, although Mr. Gross did not have a target bonus for 2023, Mr. Gross received a discretionary cash bonus of  $100,000 for 2023, in consideration of his time served as the Company’s Interim Chief Executive Officer and the significant efforts Mr. Gross has undertaken to lead the Company’s strategy and transition.

•
With respect to the Non-Discretionary Bonus, 2023 revenue was $417.2 million and Adjusted EBITDA was $34.4 million, which resulted in the Non-Discretionary Bonus being earned at $775,530 or a 97% payout factor, with $258,510 paid to Mr. Gross.

Gillian Munson Chief Financial Officer	80% of base salary	175% of base salary
•
Ms. Munson’s role as Chief Financial Officer, including her management of our finance and investor relations functions;

•
Ms. Munson’s overall Company leadership, including significant increased leadership responsibilities during the Chief Executive Officer transition period; and

•
the Company’s 2023 financial results, including particularly Adjusted EBITDA and related disciplined cost control.

Anjali Sud Former Chief Executive Officer (until August 31, 2023)	• Discretionary: 100% of base salary with a target of $400,000 (representing a full year target bonus prorated for eight months of service) • Non-Discretionary: $533,333	• Discretionary: 0% of base salary • Non-Discretionary: $517,020
•
With respect to the discretionary bonus, the Committee, together with Mr. Schiffman, considered the Company’s financial results and performance through the date of Ms. Sud’s departure in determining that Ms. Sud would not receive a discretionary bonus for 2023.

•
With respect to the Non-Discretionary Bonus, 2023 revenue was $417.2 million and Adjusted EBITDA was $34.4 million, which resulted in the Non-Discretionary Bonus being earned at $775,530 or a 97% payout factor, with $517,020 paid to Ms. Sud.

Eric Cox Former Chief Operating Officer (until November 3, 2023) (1)	100% of base salary	N/A	N/A
Mark Kornfilt Former President (until March 31, 2023) (1)	100% of base salary	N/A	N/A

1.
Messrs. Cox and Kornfilt received no bonus for 2023 due to mid-year departures.

Long-Term Incentives
Due to our entrepreneurial philosophy, we believe that providing a meaningful equity stake in our business is essential to create compensation opportunities that can compete, on a risk-adjusted basis, with the wide range of entrepreneurial employment alternatives in the competitive market. In addition, we believe that ownership shapes behavior and, that by providing compensation in the form of equity awards, we align executive officer incentives with stockholder interests in a manner that drives superior performance over time.
Although we do not have a formal policy with respect to the grant of equity incentive awards to our named executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture, and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting schedule promote executive retention by incentivizing our executive officers to remain in our employment during the relevant vesting period. Further, we believe that the use of awards with time-based vesting is a common practice at companies at our stage of maturity as a public company. In 2023, the Committee also determined to grant equity awards to certain executives with market-based conditions, requiring both stock price appreciation and a three-year performance period, in order to create further alignment with the long-term interests of our stockholders.
In determining the size of equity awards for an executive officer for any given period, the Committee reviews and evaluates on an individual-by-individual basis the amount of outstanding unvested and/or unexercised equity awards, as well as previously earned or exercised equity awards. In setting award levels, the predominant factors considered by the Committee are providing the executive officer with effective retention incentives, an appropriate reward for past performance, incentives for strong future performance, and competitive market practices. The

34 Vimeo, Inc. 2024 Proxy Statement

Executive Compensation
annual corporate performance factors relevant to determining individual bonus amounts, while considered, are generally less relevant in determining the type and level of equity awards, as equity awards tend to be more forward-looking, and are a longer-term retention and reward instrument relative to annual bonuses. Since completion of the Spin-off, the primary long-term incentives for our NEOs have been restricted stock unit (“RSU”) awards.
In 2023, the Committee granted (i) 146,641 RSUs to Mr. Gross upon his appointment as Interim Chief Executive Officer, with such RSUs vesting monthly in equal installments over a twelve-month period, (ii) market-based RSUs to Mr. Cox with a base of 720,000 RSUs, and (iii) market-based RSUs to Ms. Munson with a base of 500,000 RSUs. With respect to the market-based RSU awards for Mr. Cox and Ms. Munson, the number of RSUs earned is subject to upward or downward adjustment from 50% to 200% of the base number of RSUs, based on (i) for the first three tranches, a “payout factor,” calculated as (a) the volume-weighted average of the closing price of the Company’s common stock for the twenty (20) trading days immediately preceding the applicable vesting date divided by (b) $4.00 and (ii) for the true-up tranche, if the payout factor for the third tranche exceeds the payout factor for the first or second tranches, (a) the number of vested RSUs for each applicable tranche, recalculated using the payout factor for the third tranche, less (b) the number of previously-vested RSUs for the applicable tranche. The first three tranches of market-based RSUs vest annually, and the final, true-up tranche vests along with the third tranche. The 2023 RSU award for Mr. Cox was forfeited in its entirety upon his departure from the Company.
Ms. Sud’s Restricted Stock Unit Award Agreement, dated March 25, 2022, (the “Original Award Agreement”) was amended and restated in March 2023 (as amended, the “March 2023 RSU Award”) to revise the vesting schedule and performance targets of the Original Award Agreement. The stock performance-based condition would be deemed satisfied upon the Company’s common stock reaching certain price targets, calculated on a 20-day volume weighted average price basis during the prescribed measurement period. The time-based condition would be deemed satisfied subject to Ms. Sud’s continuous employment by the Company through March 25, 2024 and March 25, 2025. The March 2023 RSU Award for Ms. Sud was forfeited in its entirety upon Ms. Sud’s departure from the Company.
Our practice has been to schedule Committee meetings at which equity awards are to be granted to NEOs well in advance of  (and without regard to) the timing of the release of earnings or other material information.
In connection with the departure of Mr. Kornfilt from his role as President of the Company, and in consideration for his transition services provided to the Company, the Company modified the vesting conditions for Mr. Kornfilt’s March 2021 RSU award, pursuant to which the awards became fully vested as of March 31, 2023.
Clawback Policy
In accordance with Rule 10D-1 of the Exchange Act and the listing standards of Nasdaq, in 2023, we adopted the Vimeo, Inc. Policy for Recoupment of Incentive Compensation (“Clawback Policy”).
Our Clawback Policy, which is administered and enforced by the Committee, requires the Company to recover certain incentive-based compensation received by current or former Section 16 officers of the Company (as such term is defined in the Exchange Act) in the event of an accounting restatement resulting from material noncompliance with any financial reporting requirements under the federal securities laws. Our Clawback Policy is filed as Exhibit 97.1 to our 2023 Annual Report.
Stock Ownership Guidelines
In 2023, we formally adopted Stock Ownership Guidelines, designed to encourage our Section 16 officers and our non-employee directors to maintain a material personal financial stake in Vimeo to promote a long-term perspective in managing the business and to align stockholder, executive and director interests.
Our Section 16 officers are required to own a number of shares of our common stock with an aggregate value equal to a specified multiple of their annual base salary as follows:
Position	Multiple of Annual Base Salary
Chief Executive Officer	5x
Other Section 16 Officers	3x

Vimeo, Inc. 2024 Proxy Statement 35

Executive Compensation
In addition, under the guidelines, our non-employee directors are encouraged to hold shares of our common stock with an aggregate value of at least five times (5x) the value of their annual cash retainer, excluding additional retainers paid for specific leadership roles or for serving as a member or chair of a committee.
Shares counted toward the ownership requirement include shares beneficially owned directly or indirectly by the individual or immediate family members residing in the same household, shares held in qualified plans, deferred shares or deferred share units pursuant to our Deferred Compensation Plan for Non-Employee Directors, and RSUs (whether or not vested, except as described below). Shares underlying stock options and stock appreciation rights (“SARs”), whether or not vested, and RSUs that remain subject to the achievement of performance goals, do not count toward meeting stock ownership levels. Individuals are required to meet these ownership requirements within five years of the later of  (i) July 26, 2023 (the date the guidelines became effective) or (ii) becoming a Section 16 officer or non-employee director, as applicable.
Compliance with the minimum stock ownership requirements is monitored and determined periodically by our management, and reported to the Committee.
Change in Control and Severance Benefits
Each of our NEOs, other than Mr. Gross, is, or was prior to their termination of employment with us, entitled to severance payments and benefits under his or her employment agreement upon a termination of employment in certain circumstances. In addition, our Vimeo, Inc. 2021 Stock and Annual Incentive Plan (including an Israeli Appendix), amended and restated as of June 6, 2023 (the “2021 Plan”) provides for “double-trigger” protection with respect to equity awards granted under this plan. These agreements and benefits assist us in attracting and retaining our executive officers, including in the event of a potential change in control. For a description of these agreements and benefits, please see “Estimated Potential Payments Upon Termination or Change in Control.” For a description of the agreements entered into with Ms. Sud and Mr. Kornfilt in connection with their terminations of employment during 2023, please see “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.”
Employee Benefits and Perquisites
For the year ended December 31, 2023, Vimeo employees, including our NEOs, were eligible to participate in the Vimeo Retirement Savings Plan (the “Vimeo Plan”) in the United States, which is a tax-qualified plan under Section 401(k) of the Internal Revenue Code. Under the Vimeo Plan, participating employees may contribute up to 50% of their pre-tax earnings, subject to IRS limits. The employer match under the Vimeo Plan is 100% of the first 10% of a participant’s eligible earnings, capped at $10,000 annually. Matching contributions are invested in the same manner as each participant’s voluntary contributions in the investment options provided under the Vimeo Plan.
We currently provide a range of broad-based benefit plans, including comprehensive health, dental, vision and retirement benefits. In the U.S., we also offer a $1,000 bonus to new biological parents upon birth of a child.
In 2023, none of our NEOs received additional perquisites, other than Mr. Kornfilt. As previously disclosed, in 2022, we agreed to cover certain tax registration fees for Mr. Kornfilt in an amount up to $20,000, in connection with Mr. Kornfilt’s move to Switzerland where Vimeo does not maintain a permanent office. Upon conclusion of Mr. Kornfilt’s work with Deloitte & Touche LLP, there was an additional amount due for such tax registration fees of  $20,759, which the Company paid after Mr. Kornfilt’s departure in 2023.
Hedging Policy
Our Board has adopted an insider trading policy, which prohibits our directors, officers, employees and other covered persons from hedging or similar transactions designed to decrease the risks associated with holding our common stock.
Compensation Risk Assessment
The Committee regularly reviews our compensation policies and practices, including the risks created by our compensation plans, and has concluded that any risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

36 Vimeo, Inc. 2024 Proxy Statement

Executive Compensation
Tax and Accounting Considerations
The Committee believes that its primary responsibility is to maintain an executive compensation program that attracts, retains, motivates and rewards our executives. Accordingly, the Committee has paid, and may continue to pay, in its discretion, compensation that is not fully deductible or is limited as to tax deductibility.

Vimeo, Inc. 2024 Proxy Statement 37

Compensation and Human Capital Management Committee Report
The Compensation and Human Capital Management Committee has reviewed the Compensation Discussion and Analysis and discussed it with Vimeo management. In reliance on its review and the discussions referred to above, the Compensation and Human Capital Management Committee has recommended to Vimeo’s Board that the Compensation Discussion and Analysis be included in Vimeo’s 2023 Annual Report on Form 10-K and this proxy statement.
Members of the Compensation and Human Capital Management Committee
Mo Koyfman (Chair)
Jay Herratti

38 Vimeo, Inc. 2024 Proxy Statement

Summary Compensation Table
The following table sets forth information concerning the compensation paid to each of Vimeo’s named executive officers for the fiscal years ended December 31, 2023, December 31, 2022 and December 31, 2021.
Name and Principal Position	Year	Salary ($)	Bonus ($)(4)		Stock Awards ($)(6)	Option Awards ($)(7)	Non-Equity Incentive Plan Compensation ($)(8)	All Other Compensation ($)(9)	Total ($)
Adam Gross Former Interim Chief Executive Officer (1)	2023	$186,923		$100,000	$789,093	$—	$258,510	$148,560(10)	$1,483,086
Gillian Munson Chief Financial Officer	2023	$400,000		$560,000	$2,901,665	$—	—	$10,000	$3,871,665
	2022	$300,000		$178,850	$10,587,588	$—	—	$10,000	$11,076,438
Anjali Sud Former Chief Executive Officer (1)	2023	$401,538		$—	$2,178,116	$—	$517,020	$10,000	$3,106,674
	2022	$600,000		$300,000	$7,184,861	$—	—	$11,000	$8,095,861
	2021	$600,000		$600,000	$15,315,219	$2,318,908	—	$10,000	$18,844,127
Eric Cox Former Chief Operating Officer (2)	2023	$329,808	$	—(5)	$4,178,400	$—	—	$10,000	$4,518,208
Mark Kornfilt Former President (3)	2023	$129,808	$	—(5)	$—	$—	—	$58,259	$188,067
	2022	$450,000		$225,000	$3,189,619	$—	—	$30,000	$3,894,619
	2021	$450,000		$450,000	$12,252,210	$895,234	—	$10,000	$14,057,444

1.
On August 31, 2023, Ms. Sud resigned as our Chief Executive Officer, and was no longer an executive officer of the Company as of such time. Ms. Sud was succeeded by Mr. Gross as our Interim Chief Executive Officer on September 1, 2023. Mr. Gross’ 2023 base salary in the table above is a prorated amount to reflect his September start date. Mr. Gross’ annualized 2023 base salary was $600,000.

2.
On November 3, 2023, Mr. Cox resigned as our Chief Operating Officer, and was no longer an executive officer of the Company as of such time.

3.
On March 31, 2023, Mr. Kornfilt resigned as our President, and was no longer an executive officer of the Company as of such time.

4.
For each named executive officer, the amounts in the table above reflect discretionary annual cash bonuses. 2021 bonuses were paid in 2022, 2022 bonuses were paid in 2023, and 2023 bonuses were paid in 2024. Mr. Gross did not have a target bonus, but received a discretionary cash bonus of  $100,000 for 2023, in consideration of his time served as the Company’s Interim Chief Executive Officer and the significant efforts Mr. Gross has undertaken to lead the Company’s strategy and transition.

5.
Messrs. Cox and Kornfilt received no bonus for 2023 due to mid-year departures.

6.
Reflects the grant date fair value of RSU awards granted to (i) Mr. Gross ($599,762), Ms. Munson ($2,901,665, based on the base number of RSUs), and Mr. Cox ($4,178,400, based on the base number of RSUs) during 2023 denominated in the equity of Vimeo (“Vimeo RSUs”), (ii) Ms. Munson ($10,587,588) and Mr. Kornfilt ($1,977,627) during 2022 denominated as Vimeo RSUs and (iii) Ms. Sud ($14,999,266) and Mr. Kornfilt ($11,999,413) during 2021 denominated in the equity of Vimeo OpCo (“Vimeo OpCo RSUs”). In addition, reflects the grant date fair value of Vimeo RSU awards granted to Mr. Gross ($189,331) in 2023 which were awarded to him as a director on our Board prior to his appointment as Interim Chief Executive Officer (See “Director Compensation” below). The grant date fair value of each Vimeo RSU was determined by multiplying the number of underlying shares of the Vimeo RSU by the closing stock price of Vimeo common stock on the date of grant. The grant date fair value of each Vimeo OpCo RSU award was determined by reference to the pre-money valuation of Vimeo OpCo’s January 2021 primary equity raise (described in our 2023 Annual Report), which was the most recently completed equity transaction prior to the grant-date between Vimeo OpCo and unrelated third parties. For information about the weighted-average grant date fair value of RSUs, see Note 11 to our consolidated financial statements included in our 2023 Annual Report. The Vimeo OpCo RSUs were converted into Vimeo RSUs with respect to Vimeo common stock in the Spin-off and associated merger of Vimeo entities. Such amounts for 2021 also reflect non-cash modification charges for Ms. Sud ($315,953) and Mr. Kornfilt ($252,797) related to adjustments to their Vimeo OpCo RSU awards made in connection with the Spin-off and Vimeo merger. Such amounts for 2022 also reflect non-cash modification charges for Mr. Kornfilt ($1,211,992) related to adjustments to his March 2021 RSU award made in connection with his departure and the related acceleration of such RSU award in March 2023. With respect to Ms. Sud, such amount for 2023 reflects a non-cash modification charge ($2,178,116) in connection with the March 2023 RSU Award. No other non-cash modification charges were made with respect to the 2023 awards reflected in the table. With respect to Ms. Sud in 2022, reflects the grant date fair value of RSU awards granted to Ms. Sud ($7,184,861) during 2022 for which vesting is subject to the achievement of both stock performance and time-based vesting conditions (“Available RSUs”). The grant date fair value of each Available RSU was determined by reference to Vimeo’s closing stock price on the date of grant and by using a Monte Carlo simulation of Vimeo’s stock price over the performance period, which is further described in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 27, 2023. The grant date fair value of the 2023 Vimeo RSU awards assuming maximum achievement of the performance conditions associated with the awards is: Ms. Munson, $5,803,330 and Mr. Cox, $8,356,800.

7.
For each named executive officer, the amounts in the table above for 2021 represent a non-cash modification charge related to adjustments to Vimeo SARs and Vimeo options in connection with the Spin-off and Vimeo merger.

8.
As discussed further under “Executive Compensation—Compensation Discussion and Analysis—Annual Cash Bonuses” above, upon Ms. Sud’s departure from the Company and Mr. Gross’ appointment as Interim Chief Executive Officer, the Company determined to award two-thirds of the Non-Discretionary Bonus to Ms. Sud and one-third of the Non-Discretionary Bonus to Mr. Gross, if earned. The Non-Discretionary Bonus was earned at a $775,530 payout factor, with $517,020 paid to Ms. Sud and $258,510 paid to Mr. Gross.

9.
For each named executive officer, other than Mr. Kornfilt in 2023, includes 401(k) plan matching contributions ($10,000 each year for each named executive officer). Mr. Cox departed the Company prior to the vesting of his 2023 $10,000 401(k) plan matching contribution. For Ms. Sud in 2022, also includes a $1,000 bonus offered to new biological parents. For Mr. Kornfilt in 2022 and 2023, also reflects the payment by the

Vimeo, Inc. 2024 Proxy Statement 39

Company of certain tax registration fees related to Mr. Kornfilt’s legal employment in Switzerland in the amount of  $20,000 and $20,759, respectively, as well as $37,500 in 2023 related to his service as a strategic Board advisor commencing on April 1, 2023 (which role ended on July 12, 2023) following his departure from his role as President of the Company. For Mr. Gross in 2023, also includes fees that he earned with respect to his service as a director prior to his appointment as Interim Chief Executive Officer, including pursuant to our non-employee director compensation arrangements as described under “Director Compensation” below ($38,560) and a special director fee of  $100,000 for his increased time commitment prior to his start date as Interim Chief Executive Officer in connection with onboarding that took place between July 5, 2023 and August 31, 2023.
10.
Mr. Gross elected to participate in Vimeo’s Deferred Compensation Plan for Non-Employee Directors as a director and his $38,560 of director fees represents the dollar value of fees he deferred in the form of share units under the plan. Mr. Gross participated in Vimeo’s Deferred Compensation Plan until September 1, 2023, when he became an affiliate director as Interim Chief Executive Officer. The amounts previously accrued by Mr. Gross continue to be held in book entry by the Company and will be paid out in accordance with the terms of the Deferred Compensation Plan.

Grants of Plan-Based Awards in 2023
The table below provides information regarding all Vimeo awards granted to our NEOs in 2023. The grant date fair value of the RSU awards is calculated by multiplying the number of RSUs by the closing stock price of Vimeo common stock on the date of grant. See footnote (6) to the Summary Compensation Table above.
		Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards			All other stock awards: Number of shares of stock or units (#)	Grant date fair value of stock and option awards ($)(8)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Adam Gross	6/6/2023(1)	—	—	—	—	—	—	44,444	189,331
	9/1/2023(2)	—	—	—	—	—	—	146,641	599,762
	—(3)	133,333	266,667	—	—	—	—	—	—
Gillian Munson	3/1/2023(4)	—	—	—	250,000	500,000	1,000,000	—	2,901,665
Anjali Sud	—(3)	266,667	533,333	—	—	—	—	—	—
	—(5)	—	—	—	—	—	—	—	2,178,116
Eric Cox	3/1/2023(6)	—	—	—	360,000	720,000	1,440,000	—	4,178,400
Mark Kornfilt (7)	—	—	—	—	—	—	—	—	—

1.
Represents a grant of RSUs with respect to shares of Vimeo’s common stock, which were granted to Mr. Gross in his capacity as a non-employee director prior to his appointment as Interim Chief Executive Officer. These RSUs vest in two equal installments on June 6, 2024 and June 6, 2025, subject to continued service.

2.
Represents a grant of RSUs with respect to shares of Vimeo’s common stock that vested or will vest in twelve equal monthly installments on the first day of each calendar month following the grant date, subject to continued service as Interim Chief Executive Officer, a member of our Board or a consultant.

3.
As discussed further under “Executive Compensation—Compensation Discussion and Analysis—Annual Cash Bonuses” above, Ms. Sud and Mr. Gross were eligible to receive the Non-Discretionary Bonus. Upon Ms. Sud’s departure from the Company and Mr. Gross’ appointment as Interim Chief Executive Officer, the Company determined to award two-thirds of the Non-Discretionary Bonus to Ms. Sud and one-third of the Non-Discretionary Bonus to Mr. Gross, if earned.

4.
Represents a market-based RSU award for Ms. Munson, with a base of 500,000 RSUs, which vests in three tranches on each of March 1, 2024, March 1, 2025, and March 1, 2026, subject to continued service. For details on the vesting terms for this award, see “Executive Compensation—Compensation Discussion and Analysis—Long-Term Incentives” above and under “Munson Agreement” in the “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” section below.

5.
Represents a non-cash modification charge for Ms. Sud in connection with the March 2023 RSU Award. See footnote (6) to the Summary Compensation Table above.

6.
Represents a market-based RSU award for Mr. Cox, with a base of 720,000 RSUs, which was forfeited in its entirety upon his departure from the Company.

7.
Mr. Kornfilt did not receive any Vimeo awards in 2023.

8.
Other than with respect to the non-cash modification charge for Ms. Sud, represents the grant date fair value of the awards granted during 2023, as determined under FASB ASC Topic 718. See footnote (6) to the Summary Compensation Table above.

40 Vimeo, Inc. 2024 Proxy Statement

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Employment Agreements
We entered into an employment agreement with each of Ms. Sud, dated as of May 4, 2022 (as amended by the letter agreement, dated March 22, 2023), Mr. Gross, dated as of July 4, 2023, Ms. Munson, dated as of April 2, 2022, Mr. Cox, dated as of February 28, 2023, and Mr. Kornfilt, dated as of May 4, 2022. We refer to these agreements as the Sud Agreement, the Gross Agreement, the Munson Agreement, the Cox Agreement, and the Kornfilt Agreement, respectively.
Sud Agreement
The Sud Agreement provided that Ms. Sud will serve as our Chief Executive Officer. The Sud Agreement provided for “at will” employment. The Sud Agreement provided for (i) an annual base salary of  $600,000, (ii) eligibility to receive an annual discretionary bonus, with a target bonus equal to 100% of her base salary, (iii) an entitlement to an 18-month period following any future separation date to exercise vested Vimeo SARs or stock options, provided that if Ms. Sud resigned without good reason (as defined in the Sud Agreement), Ms. Sud must have provided us with at least eight weeks written notice prior to separation, and (iv) participation in our employee benefit plans. In addition, the Sud Agreement further provided for (i) twelve months of continued salary and (ii) twelve months of health benefits coverage or, at our option, COBRA coverage, upon the termination of her employment without cause or for good reason, subject to her execution of a release of claims in favor of the company. Ms. Sud is also party to an Employee Confidentiality, Intellectual Property, and Non-Solicitation Agreement with us that contains restrictive covenants, including confidentiality of information, assignment of certain intellectual property, non-solicitation and mutual non-disparagement covenants. The Sud Agreement was amended in March 2023 to, among other things, provide Ms. Sud with the opportunity to earn a non-discretionary bonus for 2023 based on the achievement of revenue and Adjusted EBITDA performance metrics. Additionally, the amendment provides that, with respect to Ms. Sud’s vested 2016 and 2017 SARs, Ms. Sud will have until the expiration date of the relevant SARs to exercise such vested SARs.
Memorandum of Understanding with Ms. Sud
Ms. Sud resigned as Chief Executive Officer of Vimeo effective August 31, 2023 (the “Separation Date”). In connection with Ms. Sud’s resignation, we and Ms. Sud entered into a memorandum of understanding dated July 5, 2023 (the “Sud MOU”). Pursuant to the Sud MOU, Ms. Sud would (i) continue to receive her base annual salary ($600,000) and standard Company benefits while serving as Chief Executive Officer until the Separation Date; (ii) be eligible to receive a discretionary bonus with a target of  $400,000 (representing the full year target bonus set forth in the Sud Agreement prorated for eight months of service) to be determined by the Board and paid following her departure; and (iii) be entitled to receive two thirds of any Non-Discretionary Bonus (for a maximum payment of  $533,333) earned under the Sud Agreement based upon the achievement of certain full-year financial performance metrics in 2023. After discussion, the Compensation and Human Capital Management Committee, together with Mr. Schiffman, determined that Ms. Sud would not receive a discretionary bonus for 2023. The Non-Discretionary Bonus was earned at a $775,529 payout factor, with $517,020 paid to Ms. Sud. Pursuant to the Sud MOU, all equity awards held by Ms. Sud continued to vest through the Separation Date, and were otherwise treated in accordance with the terms of such awards and the 2021 Plan. In addition, the Sud MOU includes other customary terms and covenants in favor of the Company and the Company granted Ms. Sud a limited noncompete waiver in connection with her termination of employment.
Gross Agreement
The Gross Agreement provided that Mr. Gross will serve as our Interim Chief Executive Officer, effective as of September 1, 2023. The Gross Agreement provided for “at will” employment. The Gross Agreement provided for, upon the start of his service as Interim Chief Executive Officer on September 1, 2023, (i) an annual base salary of $600,000; (ii) in lieu of a discretionary bonus, an award of the number of RSUs equal to $600,000 divided by a

Vimeo, Inc. 2024 Proxy Statement 41

Company stock price calculation provided by the letter agreement; and (iii) an entitlement to earn a bonus equal to one third of the Non-Discretionary Bonus. The RSU award vests monthly over 12 months, subject to his continued service with the Company. Mr. Gross’ tenure as Interim Chief Executive Officer ended on April 8, 2024, in connection with the appointment of Philip Moyer as Chief Executive Officer. During the transition period prior to his start date as Interim Chief Executive Officer, Mr. Gross received a special director fee of  $100,000 for his increased time commitment in connection with onboarding that took place between July 5, 2023 and August 31, 2023. Mr. Gross is also party to an Employee Confidentiality, Intellectual Property, and Non-Solicitation Agreement with us that contains restrictive covenants, including confidentiality of information, assignment of certain intellectual property, non-solicitation and mutual non-disparagement covenants.
Prior to his service as Interim Chief Executive Officer, Mr. Gross served as a non-employee member of our Board, and therefore was eligible to participate in our non-employee director compensation program. From September 1, 2023 through April 8, 2024, Mr. Gross did not participate in our non-employee director compensation program, however Mr. Gross’ previously-granted director-issued equity compensation continued to vest on its regular vesting schedule. For additional information on the non-employee director compensation paid to Mr. Gross in 2023, please see the section titled “Director Compensation”.
Munson Agreement
The Munson Agreement provides that Ms. Munson will serve as our Chief Financial Officer. The Munson Agreement provides for “at will” employment. The Munson Agreement provides for (i) an annual base salary of  $400,000, (ii) eligibility to receive a discretionary annual bonus with a target bonus of 80% of her base salary, (iii) a grant of 827,802 RSUs, which vest in three equal installments on an annual basis and (iv) participation in our employee benefit plans. If Ms. Munson’s employment is terminated by us without cause or if Ms. Munson terminates her employment with us for good reason (as such terms are defined in the Munson Agreement), she will be entitled to severance equal to (i) at least twelve months of her then-current salary and (ii) health benefits coverage for twelve months or, at our option, COBRA coverage for the same period, subject to her execution of a standard severance agreement. Ms. Munson has agreed to confidentiality, intellectual property, non-competition and non-solicitation covenants.
In March 2023, we and Ms. Munson entered into a Market Stock Unit Award Agreement, with a base award of 500,000 RSUs. The number of RSUs earned is subject to upward or downward adjustment from 50% to 200% of the base number of RSUs, based on (i) for the first three tranches, a “payout factor,” calculated as (a) the volume-weighted average of the closing price of the Company’s common stock for the twenty (20) trading days immediately preceding the applicable vesting date divided by (b) $4.00 and (ii) for the true-up tranche, if the payout factor for the third tranche exceeds the payout factor for the first or second tranches, (a) the number of vested RSUs for each applicable tranche, recalculated using the payout factor for the third tranche, less (b) the number of previously-vested RSUs for the applicable tranche. The first three tranches of market-based RSUs vest annually, and the final, “true-up tranche” vests along with the third tranche.
Cox Agreement
The Cox Agreement provided that Mr. Cox will serve as our Chief Operating Officer, effective March 1, 2023, after previously serving as our Chief Revenue Officer. The Cox Agreement provided for “at will” employment. The Cox Agreement provided for (i) an annual base salary of  $400,000, (ii) eligibility to receive a discretionary annual bonus with a target bonus of 100% of his base salary, (iii) a grant of market-based RSUs with a target of 720,000 RSUs and (iv) participation in our employee benefit plans. In addition, the Cox Agreement further provided for (i) twelve months of continued salary and (ii) twelve months of health benefits coverage or, at our option, COBRA coverage, upon the termination of his employment without cause or for good reason, subject to his execution of a release of claims in favor of the Company. Mr. Cox is also party to an Employee Confidentiality, Intellectual Property, and Non-Solicitation Agreement with us that contains restrictive covenants, including confidentiality of information, assignment of certain intellectual property, non-solicitation and mutual non-disparagement covenants.
In March 2023, we and Mr. Cox entered into a Market Stock Unit Award Agreement, with a base award of 720,000 RSUs. The number of RSUs earned is subject to upward or downward adjustment from 50% to 200% of the

42 Vimeo, Inc. 2024 Proxy Statement

base number of RSUs, based on (i) for the first three tranches, a “payout factor,” calculated as (a) the volume-weighted average of the closing price of the Company’s common stock for the twenty (20) trading days immediately preceding the applicable vesting date divided by (b) $4.00 and (ii) for the true-up tranche, if the payout factor for the third tranche exceeds the payout factor for the first or second tranches, (a) the number of vested RSUs for each applicable tranche, recalculated using the payout factor for the third tranche, less (b) the number of previously-vested RSUs for the applicable tranche. The first three tranches of market-based RSUs vest annually, and the final, “true-up tranche” vests along with the third tranche. Mr. Cox forfeited the entire market-based RSU award in connection with his departure from the Company in November 2023.
Kornfilt Agreement
The Kornfilt Agreement provided that Mr. Kornfilt will serve as our President and Chief Product Officer. Mr. Kornfilt’s role subsequently changed to President. The Kornfilt Agreement provided for “at will” employment. The Kornfilt Agreement provided for (i) an annual base salary of  $450,000, (ii) eligibility to receive an annual discretionary bonus, with a target bonus equal to 100% of his base salary, (iii) an entitlement to an 18-month period following any future separation date to exercise vested Vimeo SARs or stock options, provided that if Mr. Kornfilt resigned without good reason (as defined in the Kornfilt Agreement), Mr. Kornfilt must have provided us with at least eight weeks written notice prior to separation, and (iv) participation in our employee benefit plans. In addition, the Kornfilt Agreement further provided for (i) twelve months of continued salary and (ii) twelve months of health benefits coverage or, at our option, COBRA coverage, upon the termination of his employment without cause or for good reason, subject to his execution of a release of claims in favor of the Company. Mr. Kornfilt is also party to an Employee Confidentiality, Intellectual Property, and Non-Solicitation Agreement with us that contains restrictive covenants, including confidentiality of information, assignment of certain intellectual property, non-solicitation and mutual non-disparagement covenants.
Memorandum of Understanding with Mr. Kornfilt; Board Advisor Agreement with Mr. Kornfilt
Mr. Kornfilt resigned as President of Vimeo effective March 31, 2023. In connection with Mr. Kornfilt’s resignation, we and Mr. Kornfilt entered into a memorandum of understanding dated February 24, 2023 (the “Kornfilt MOU”). Pursuant to the Kornfilt MOU, we agreed to (i) accelerate, as of March 31, 2023, Mr. Kornfilt’s 2021 award of 344,316 RSUs which would have otherwise vested in full on March 3, 2024 and (ii) retain Mr. Kornfilt as a strategic Board advisor from April 1, 2023 to March 31, 2024. Additionally, we agreed to provide Mr. Kornfilt with 18 months after his separation date to exercise vested SARs and stock options, as provided for in the Kornfilt Agreement. In addition, the Kornfilt MOU includes other customary terms and covenants in favor of the Company. On February 24, 2023, we also entered into a Board Advisor Agreement with Mr. Kornfilt pursuant to which he agreed to provide certain strategic consulting advisory services to the Board and the Company, and we agreed to pay him a cash retainer of  $50,000 per year for his services. Mr. Kornfilt ceased to be a Board advisor on July 12, 2023, which resulted in a total payment to Mr. Kornfilt of  $37,500.
Outstanding Equity Awards at Year-End Table
The table below provides information regarding Vimeo stock options, RSUs and SARs, as applicable, held by our named executive officers on December 31, 2023. The market value of Vimeo RSU awards is based on the closing market price of Vimeo common stock ($3.92) on December 29, 2023, the last trading day of fiscal year 2023. The amounts included in the below table reflect the adjustment to equity awards in connection with the Spin-off and Vimeo merger.
In connection with the Spin-off, each option to purchase shares of IAC common stock was converted into an option to purchase shares of IAC common stock and an option to purchase shares of Vimeo common stock with adjustments to the number of shares subject to each option and the option exercise prices based on (1) the value of IAC common stock prior to the Spin-off and (2) the value of IAC common stock and the value of Vimeo common stock after giving effect to the Spin-off.
Except as otherwise described above and except to the extent otherwise provided under local law, following the Spin-off, the converted options generally have the same terms and conditions, including the same exercise periods, as the options to purchase shares of IAC common stock had immediately prior to the Spin-off.

Vimeo, Inc. 2024 Proxy Statement 43

Following the Spin-off, solely for purposes of determining the expiration of options with respect to shares of common stock of one company held by employees of the other company, IAC and Vimeo employees will be deemed employed by both companies for so long as they continue to be employed by whichever of the companies employs them immediately following the Spin-off.
Treatment of Vimeo OpCo Equity Awards
Prior to the Spin-off, Vimeo OpCo had outstanding SARs and RSUs, the value of which corresponded to shares of Vimeo OpCo common stock.
In the Vimeo merger:
•
each Vimeo OpCo SAR was converted into a stock appreciation right corresponding to, and settled in, shares of Vimeo common stock (“Vimeo SAR”), with adjustments to the number of shares subject to each Vimeo SAR and the base price applicable to each Vimeo SAR, based on the exchange ratio in the Vimeo merger; and

•
each Vimeo OpCo RSU Award was converted into an award of restricted stock units corresponding to, and settled in, shares of Vimeo common stock (“Vimeo RSU Award”), with adjustments to the number of shares subject to each Vimeo RSU Award based on the exchange ratio in the Vimeo merger.

The Vimeo SARs and the Vimeo RSU awards otherwise have terms and conditions that are customary for public company stock appreciation rights and restricted stock units.
	Option Awards							Stock Awards
Name	Grant date	Number of securities underlying unexercised SARs/ options (#)	Number of securities underlying unexercised SARs/ options (#)	Option/ SAR exercise price ($)	Option/ SAR expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(4)	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested (#)	Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(4)
		(Exercisable)	(Unexercisable)
Adam Gross
Vimeo RSUs (1)	06/14/2022	—	—	—	—	12,017(2)	$47,107	—	—
Vimeo RSUs (1)	06/06/2023	—	—	—	—	44,444(2)	$174,220	—	—
Vimeo RSUs	09/01/2023	—	—	—	—	109,981(2)	$431,126	—	—
Anjali Sud
Vimeo SARs (5)	2/10/2016	50,715	—	$4.73	2/10/2026	—	—	—	—
Vimeo SARs (5)	8/9/2016	101,430	—	$4.73	8/9/2026	—	—	—	—
Vimeo SARs (5)	2/14/2017	50,715	—	$4.73	2/14/2027	—	—	—	—
Vimeo SARs (5)	8/24/2017	1,065,015	—	$4.73	8/24/2027	—	—	—	—
Vimeo SARs (5)	8/24/2017	507,150	—	$6.99	8/24/2027	—	—	—	—
Vimeo SARs (6)	3/2/2018	253,575	—	$5.95	2/28/2025	—	—	—	—
Vimeo SARs (6)	7/17/2019	710,010	—	$6.73	2/28/2025	—	—	—	—
Vimeo stock options (6)	5/25/2021	8,117	—	$4.11	2/28/2025	—	—	—	—
Gillian Munson
Vimeo RSUs	4/04/2022	—	—	—	—	551,868(2)	$2,163,323	—	—
Vimeo RSUs	3/01/2023							500,000(2)(3)	$1,960,000
Eric Cox (7)
—	—	—	—	—	—	—	—	—	—

44 Vimeo, Inc. 2024 Proxy Statement

	Option Awards							Stock Awards
Name	Grant date	Number of securities underlying unexercised SARs/ options (#)	Number of securities underlying unexercised SARs/ options (#)	Option/ SAR exercise price ($)	Option/ SAR expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(4)	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested (#)	Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(4)
		(Exercisable)	(Unexercisable)
Mark Kornfilt
Vimeo SARs (6)	11/1/2017	126,787	—	$4.90	9/30/2024	—	—	—	—
Vimeo SARs (6)	6/28/2018	253,575	—	$5.95	9/30/2024	—	—	—	—
Vimeo SARs (6)	6/28/2018	126,787	—	$5.95	9/30/2024	—	—	—	—
Vimeo SARs (6)	7/17/2019	710,010	—	$6.73	9/30/2024	—	—	—	—

1.
Represents RSUs awarded to Mr. Gross as a non-employee director on our Board prior to his appointment as Interim Chief Executive Officer.

2.
The table below provides the following information regarding time-based vesting RSUs held by each of our named executive officers on December 31, 2023: (i) the number of RSUs outstanding on December 31, 2023, (ii) the market value of RSUs outstanding on December 31, 2023, (iii) the vesting schedule for each award (generally the number of RSUs that vest on the grant date of the applicable year) and (iv) the grant date of each award. For Mr. Gross, his RSUs granted on September 1, 2023 vest in twelve equal monthly installments on the first day of each calendar month following the grant date, subject to continued service as Interim Chief Executive Officer, a member of our Board or a consultant. For Ms. Munson, the table below includes vesting details for her market-based RSUs granted in 2023, based on the base number of such RSUs, but the number of units that vest on each may be different, which is further described in footnote (3) below and under “Executive Compensation—Compensation Discussion and Analysis—Long-Term Incentives” above.

Name	Grant Date	Number of Unvested RSUs as of 12/31/23 (#)	Market Value of Unvested RSUs as of 12/31/23 ($)	Vesting Schedule (#)
				2024	2025	2026
Adam Gross	06/14/2022	12,017	$47,107	12,017	—	—
	06/06/2023	44,444	$174,220	22,222	22,222	—
	09/01/2023	109,981	$431,126	109,981	—	—
Gillian Munson	4/04/2022	551,868	$2,163,323	275,934	275,934	—
	3/01/2023	500,000	$1,960,000	166,667	166,667	166,666

3.
Represents market-based RSUs which have a base of 500,000 RSUs. Pursuant to Ms. Munson’s Market Stock Unit Award Agreement, the number of RSUs earned is subject to upward or downward adjustment from 50% to 200% of the base number of RSUs, based on (i) for the first three tranches, a “payout factor,” calculated as (a) the volume-weighted average of the closing price of the Company’s common stock for the twenty (20) trading days immediately preceding the applicable vesting date divided by (b) $4.00 and (ii) for the true-up tranche, if the payout factor for the third tranche exceeds the payout factor for the first or second tranches, (a) the number of vested RSUs for each applicable tranche, recalculated using the payout factor for the third tranche, less (b) the number of previously-vested RSUs for the applicable tranche. The first three tranches of market-based RSUs vest annually, and the final, “true-up tranche” vests along with the third tranche.

4.
Amounts have been determined by multiplying the number of unvested RSUs by $3.92, which was the closing price of a share of Vimeo common stock on December 29, 2023, the last trading day of fiscal year 2023.

5.
With respect to Ms. Sud’s vested 2016 and 2017 SARs, Ms. Sud will have until the expiration date of the relevant SARs to exercise such vested SARs.

6.
Pursuant to the Sud Agreement, the Kornfilt Agreement and the Kornfilt MOU, Ms. Sud and Mr. Kornfilt are each entitled to eighteen months following their respective separation dates to exercise these vested Vimeo SARs or Vimeo stock options (further described under “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table”).

7.
Mr. Cox did not hold any equity awards as of December 31, 2023.

Vimeo, Inc. 2021 Stock and Annual Incentive Plan
Vimeo currently has one active equity plan, the 2021 Plan, which was adopted in connection with the Spin-off. The 2021 Plan replaced the Vimeo, LLC 2012 Incentive Plan, the Vimeo, Inc. 2017 Incentive Plan and the Vimeo, Inc. 2019 Incentive Plan (including an Israeli Appendix), collectively referred to as the “Prior Plans.” The Prior Plans were automatically terminated and replaced and superseded by the 2021 Plan upon the completion of the Spin-off. Any and all awards granted under the Prior Plans remain in effect on their pre Spin-off terms pursuant to the 2021

Vimeo, Inc. 2024 Proxy Statement 45

Plan, subject to adjustment in connection with the Spin-off and the Vimeo merger. The 2021 Plan also covers Vimeo stock options that were granted as a result of vested IAC stock options in connection with the Spin-off.
The 2021 Plan authorizes the Company to deliver equity awards, including SARs, stock options, RSUs, and other stock-based awards related to shares of Vimeo common stock, to its employees, officers, directors and consultants covering an aggregate of up to 20.0 million shares of the Company’s common stock (in addition to previously-awarded shares under the Prior Plans and awards converted in connection with the Spin-off).
Under the 2021 Plan, our overhang (defined as the sum of unvested RSUs and restricted shares and outstanding SARs and stock options, divided by our total shares outstanding) was approximately 16.8% as of December 31, 2023, which is down from 21.6% as of December 31, 2022. Of this overhang, 7.5% is attributable to equity awards granted prior to the Spin-off and equity awards related to the conversion of IAC equity awards upon the Spin-off, and the remaining 9.3% is attributable to equity awards granted after the Spin-off. In addition, our 2023 burn rate was 3.8%, which was significantly lower than our 2022 burn rate of 8.6%. This material decrease shows our progress with respect to our commitment to our stockholders to materially decrease our burn rate in 2023 from 2022. We achieved this goal via a disciplined approach to our employee equity compensation program. Our three-year average burn rate at December 31, 2023 was 5.8%. We remain committed to maintaining an appropriate burn rate in 2024, and continue to design our equity compensation program with a goal of managing burn rate while balancing the need to attract and retain top talent.

46 Vimeo, Inc. 2024 Proxy Statement

2023 Option Exercises and Stock Vested
The following table sets forth information regarding the vesting of restricted stock units by our named executive officers in 2023. There were no option exercises by our NEOs in 2023.
	Stock Awards(2)
Name	Number of Shares Acquired on Vesting (#)(3)	Value Realized on Vesting ($)
Adam Gross (1)	50,881	188,713
Gillian Munson	275,934	1,020,956
Anjali Sud	—	—
Eric Cox	—	—
Mark Kornfilt	508,844	1,820,016

1.
Amounts shown for Mr. Gross include RSUs which were awarded to him as a non-employee director on our Board prior to his appointment as Interim Chief Executive Officer, in the amount of 14,221 shares acquired on vesting, with a value realized on vesting of  $62,725.

2.
Amounts shown in these columns reflect RSUs that vested during 2023. The value realized upon the vesting of RSUs was calculated, as required by SEC rules, using the closing price of our common stock on the date such RSUs became vested.

3.
After withholding shares sufficient to cover applicable taxes and fees due upon the vesting of RSUs, the named executive officers retained a total of 436,114 net shares in aggregate with individual shares retained as follows:

Name	Total Net Shares Retained
Adam Gross	37,062
Gillian Munson	146,920
Mark Kornfilt	252,132
Pension Benefits
None of our NEOs participated in or received benefits from a pension plan during the fiscal year ended December 31, 2023 or in any prior year.
Nonqualified Deferred Compensation
None of our NEOs participated in or received benefits from a nonqualified deferred compensation plan during the fiscal year ended December 31, 2023 or in any prior year with respect to their service as an employee. Prior to Mr. Gross’ appointment as Interim Chief Executive Officer, Mr. Gross participated in Vimeo’s Deferred Compensation Plan for Non-Employee Directors, the material terms of which are described under “Director Compensation” below. The following table sets forth information regarding the participation of Mr. Gross in Vimeo’s Deferred Compensation Plan for Non-Employee Directors for 2023.

Vimeo, Inc. 2024 Proxy Statement 47

Name	Executive contributions in last FY ($)(1)	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($)(2)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)(3)
Adam Gross	38,560	—	10,987.49	—	87,899.88

1.
This amount relates to Mr. Gross’ voluntary deferral of  $38,560 of non-employee director fees in the form of 10,783.534 share units pursuant to the Deferred Compensation Plan for Non-Employee Directors in 2023. The share unit amounts accrued by Mr. Gross as a non-employee director continue to be held in book entry by the Company and will be paid out in accordance with the terms of the Deferred Compensation Plan for Non-Employee Directors after Mr. Gross ceases to be a member of the Board. This amount is reflected in the “All Other Compensation” column for 2023 in our Summary Compensation Table above.

2.
This amount reflects the change in value of the shares of our common stock underlying the share units credited to Mr. Gross under the Deferred Compensation Plan for Non-Employee Directors, from December 31, 2022 to December 31, 2023, calculated as the difference between (a) the per share closing price of our common stock on December 30, 2022 and (b) the per share closing price of our common stock on December 29, 2023 (in each case, the last trading day of the fiscal year). This amount was not reported in the Summary Compensation Table as it does not represent above-market or preferential earnings.

3.
The value set forth in this column is based on the closing price of our common stock of  $3.92 on December 29, 2023, the last trading day of fiscal year 2023. Amounts have not been reported in the Summary Compensation Tables for prior years, but certain amounts were reported in the “Fees Earned or Paid in Cash” columns in the Director Compensation tables for prior years as Mr. Gross was a non-employee director and not a named executive officer.

Estimated Potential Payments Upon Termination or Change in Control
Overview
Certain of our employment agreements, equity award agreements and/or omnibus stock and annual incentive plans entitle our named executive officers to continued base salary payments, continued health coverage, the acceleration of the vesting of equity awards, and/or extended post-termination exercise periods for stock options upon certain terminations of employment (including certain terminations during specified periods following a change in control of Vimeo). Ms. Sud and Messrs. Cox and Kornfilt were not entitled to any potential payments as of December 31, 2023, as they were no longer employees of the Company at that time. The payments and terms that each of Ms. Sud and Mr. Kornfilt received in connection with his or her termination of employment are described above under, for Ms. Sud, “Memorandum of Understanding with Ms. Sud” and for Mr. Kornfilt, “Memorandum of Understanding with Mr. Kornfilt” in the “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” section. Ms. Sud was also provided with 18 months after her separation date to exercise vested SARs and stock options, as provided for in the Sud Agreement (as amended), other than with respect to Ms. Sud’s vested 2016 and 2017 SARs, which may be exercised until the expiration date of the relevant SARs pursuant to the Sud Agreement (as amended). Mr. Cox did not receive any payments in connection with his termination of employment.
Amounts and Benefits Payable Upon a Qualifying Termination
Upon a termination of the named executive officer’s employment by the Company without cause or the named executive officer’s resignation for good reason (a “Qualifying Termination”) as of December 31, 2023, pursuant to the terms of such named executive officer’s employment agreement in effect at the time, and subject to the execution of a standard severance agreement and compliance with customary post-termination covenants as further described below, Ms. Munson is entitled to severance equal to at least 12 months of then-current salary from the date of such Qualifying Termination, payable in the Company’s sole election via a lump sum amount, salary continuance, or a combination thereof, as well as twelve months of health benefits coverage or, at our option, COBRA coverage. Additionally, Ms. Munson’s 2022 award agreement provides that her next tranche of unvested RSUs will become fully vested as of the date of such termination of employment. Mr. Gross is not entitled to severance upon a Qualifying Termination as of December 31, 2023 pursuant to the terms of his employment agreement in effect at the time.
Pursuant to the 2021 Plan, each of our named executive officers is entitled to accelerated vesting of a portion of any outstanding and unvested three-year cliff-vesting RSU awards, equal to (i) 20% of the award, if a Qualifying Termination occurs after one year from the vesting start date but before two years, or (ii) 40% of the award, if a Qualifying Termination occurs after two years from the vesting start date, but before three years.

48 Vimeo, Inc. 2024 Proxy Statement

Pursuant to her employment agreement in effect on December 31, 2023, Ms. Munson is bound by covenants not to compete with Vimeo and not to solicit Vimeo’s employees, customers or business partners during the term of her employment and for 12 months thereafter. Each of Mr. Gross and Ms. Munson is also party to an Employee Confidentiality, Intellectual Property, and Non-Solicitation Agreement with us that contains restrictive covenants, including confidentiality of information, assignment of certain intellectual property and mutual non-disparagement covenants.
For Ms. Munson, the terms “cause” and “good reason” have the meanings set forth in Schedule B to her employment agreement dated April 2, 2022.
Amounts and Benefits Payable Upon Death or Disability
Upon a termination of the named executive officer’s employment by the Company due to death or disability as of December 31, 2023, pursuant to the 2021 Plan, any option or SAR held by the individual that was exercisable immediately before the termination of employment may be exercised at any time until the earlier of  (a) the first anniversary of such termination of employment and (b) the expiration of the term thereof.
Amounts and Benefits Payable Upon a Change in Control
Under the 2021 Plan, unless otherwise provided by the administrator in the applicable award agreement, in the event that, upon a termination of employment (other than for cause or disability) or resignation for good reason during the two (2)-year period following a “change in control” (as such term is defined in the 2021 Plan):
•
all unvested stock options and SARs, including the stock options and SARs held by our named executive officers, outstanding as of the date of termination or resignation that were outstanding as of the date of the change in control will become fully vested and exercisable and will remain exercisable for the greater of: (i) the period that they would have remained exercisable absent the change in control provision and (ii) the lesser of the original term or one (1) year following such termination or resignation;

•
all restrictions applicable to all restricted stock awards outstanding as of the date of termination or resignation that were outstanding as of the date of the change in control will lapse and such restricted stock awards will become fully vested and transferable; and

•
all RSUs, including the RSUs held by our named executive officers, outstanding as of the date of termination or resignation that were outstanding as of the date of the change in control will become fully vested and such RSUs will be settled in cash or shares of Vimeo common stock as promptly as practicable.

Upon a Qualifying Termination on December 31, 2023 that occurred during the two year period following a change in control of Vimeo (as defined in the 2021 Plan and related award agreements), the vesting of all then outstanding and unvested Vimeo RSUs, options or SARs held by each NEO would have been accelerated.
Potential Payments Upon Termination or Change in Control Table
The amounts that would become payable to our named executive officers upon the events described above, assuming a termination date of December 31, 2023, are described and quantified in the table below. These amounts exclude the effect of any applicable taxes, are based on the named executive officer’s base salary on December 31, 2023, and the number of Vimeo equity awards outstanding and unvested on December 31, 2023, and the closing price of Vimeo common stock ($3.92), on December 29, 2023, the last trading date of fiscal year 2023. Amounts are not included in the table for Ms. Sud or Messrs. Cox and Kornfilt, as they were not employed as executive officers on December 31, 2023. A description of the payments and benefits each former executive officer received in connection with his or her termination of employment is described above in the “Estimated Potential Payments Upon Termination or Change in Control—Overview” section and the “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” section. Mr. Cox did not receive any severance payments in connection with his employment termination.

Vimeo, Inc. 2024 Proxy Statement 49

Name and Benefit	Qualifying Termination	Qualifying Termination During the Two Year Period Following a Change in Control of Vimeo	Death/Disability
Adam Gross
Market value of Vimeo RSUs that would vest (1)	$—	$652,453	$—
Total estimated severance benefits	$—	$652,453	$—
Gillian Munson
Continued salary	$400,000	$400,000	$—
Continued health coverage (2)	$31,507	$31,507	—
Market value of Vimeo RSUs that would vest (1)	$1,081,661	$4,069,423(3)	$—
Total estimated severance benefits	$1,513,168	$4,500,930	$—

1.
Represents the closing price of Vimeo common stock ($3.92) on December 29, 2023 multiplied by the number of RSUs accelerated upon the occurrence of the relevant event.

2.
Represents the total payments necessary to cover the full premiums for continued coverage under the Company’s medical and dental plans through COBRA for 12 months. Ms. Munson had not elected to participate in Company healthcare coverage as of December 31, 2023, therefore the amount indicated represents the COBRA rates that would apply if she had elected the highest levels of coverage as of such date.

3.
Represents (i) $2,163,323 payable for the outstanding RSUs held by Ms. Munson, and (ii) $1,906,100 payable for the outstanding market-based RSUs held by Ms. Munson, based on a 20-day volume weighted average price of 3.89 as of December 31, 2023. For further information on the market-based RSUs, please see “Executive Compensation—Compensation Discussion and Analysis—Long-Term Incentives” above.

50 Vimeo, Inc. 2024 Proxy Statement

Pay Versus Performance
In accordance with Item 402(v) under Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”), the following table sets forth information concerning pay versus performance for our Principal Executive Officer (“PEO”) and the average compensation of our non-Principal Executive Officer named executive officers (“Non-PEO NEOs”) for the fiscal years ended December 31, 2023, December 31, 2022 and December 31, 2021. For further information concerning our executive compensation program and how we align executive compensation with our performance, see the “Executive Compensation—Compensation Discussion and Analysis” section within this proxy statement.
Year (1)	Summary Compensation Table Total for Former Interim PEO(2)	Summary Compensation Table Total for Former PEO(2)	Compensation Actually Paid to Former Interim PEO (3)	Compensation Actually Paid to Former PEO (3)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non- PEO NEOs (3)	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss)(6)	Adjusted EBITDA(7)
							Total Shareholder Return (4)	Peer Group Total Shareholder Return (5)
2023	$1,483,086	$3,106,674	$1,445,162	$(965,513)	$2,859,313	$1,351,213	$8.64	$143.02	$22,031,807	$34,418,241
2022	N/A	$8,095,861	N/A	$(4,924,823)	$5,810,709	$(3,262,750)	$7.56	$90.61	$(79,591,879)	$(8,233,640)
2021	N/A	$18,844,127	N/A	$7,515,181	$8,213,980	$(17,568,253)	$39.57	$126.19	$(52,767,116)	$(9,353,226)
1.
The PEO and other NEOs for the applicable years were as follows:

•
2023: Ms. Sud (through August 31, 2023, “Former PEO”) and Mr. Gross (since September 1, 2023, “Former Interim PEO”) served as our PEOs and Ms. Munson, Mr. Cox, and Mr. Kornfilt served as the Non-PEO NEOs.

•
2022: Ms. Sud served as our PEO and Ms. Munson and Mr. Kornfilt, Michael Cheah (former General Counsel and Secretary) and Narayan Menon (former Chief Financial Officer) served as the Non-PEO NEOs.

•
2021: Ms. Sud served as our PEO and Messrs. Kornfilt and Menon served as the Non-PEO NEOs.

2.
Amounts represent the total compensation reported in the Summary Compensation Table for each of Mr. Gross as our Former Interim PEO as of December 31, 2023, and Ms. Sud as our Former PEO, and the average total compensation reported in the Summary Compensation Table for our Non-PEO NEOs for the indicated fiscal years.

3.
Amounts represent compensation actually paid to our Former Interim PEO, Former PEO and the average compensation actually paid to our non-PEO NEOs for the relevant fiscal year, as determined under SEC rules. The table below describes the difference between summary compensation table totals and compensation actually paid totals. Because our stock price has generally decreased since the applicable grant dates, our compensation actually paid totals in some cases reflect a negative number. In calculating the “Compensation Actually Paid” amounts reflected in these columns, the valuation methodology used to calculate the fair value of the equity awards did not materially differ from those disclosed as of the grant date in the “Notes to Consolidated Financial Statements” in our 2023 Annual Report and our Annual Reports on Form 10-K for prior fiscal years.

Vimeo, Inc. 2024 Proxy Statement 51

Pay Versus Performance
	2023			2022		2021
	PEO (Former Interim PEO)	PEO (Former PEO)	Average Non- PEO NEOs	PEO (Former PEO)	Average Non- PEO NEOs	PEO (Former PEO)	Average Non- PEO NEOs
Total Compensation for covered fiscal year (FY) from Summary Compensation Table (SCT)	$1,483,086	$3,106,674	$2,859,313	$8,095,861	$5,810,709	$18,844,127	$8,213,980
DEDUCT: grant date fair value (GDFV) of equity awards granted during FY from SCT	$(789,093)	$(2,178,116)	$(2,360,022)	$(7,184,861)	$(5,278,561)	$(17,634,127)	$(7,465,230)
ADD: Fair value (FV) as of FY-end of equity awards granted during the year that are outstanding and unvested as of FY-end	$605,346	$—	$998,335	$417,816	$1,062,942	$7,729,894	$3,091,958
ADD: change as of end of FY (from end of prior FY) in FV of awards granted in any prior year that are outstanding and unvested as of FY-end	$5,888	$—	$90,138	$(6,253,639)	$(1,793,180)	$—	$(20,451,084)
ADD: vesting date FV for any equity awards granted during the year that vested at the end of or during FY	$125,988	$—	$—	$—	$—	$—	$—
ADD: change as of the vesting date (from end of prior FY) in FV for any equity awards granted in any prior year that vested at the end of or during FY	$13,947	$—	$49,728	$—	$(1,451,448)	$(1,424,713)	$(957,877)
DEDUCT: FV at the end of the prior FY for awards granted in any prior year that failed to meet applicable vesting conditions during FY	$—	$(1,894,071)	$(286,280)	$—	$(1,613,213)	$—	$—
ADD: Value of dividends or other earnings paid on stock or option awards in FY not otherwise reflected in total compensation	$—	$—	$—	$—	$—	$—	$—
Compensation Actually Paid (as defined by SEC rule)	$1,445,162	$(965,513)	$1,351,213	$(4,924,823)	$(3,262,750)	$7,515,181	$(17,568,253)

4.
Amounts reported in this column represent cumulative total shareholder return “TSR” of the Company under SEC rules from May 25, 2021 (the date our common stock commenced regular-way trading on Nasdaq), through the last trading day for the applicable fiscal year in the table. TSR is calculated by assuming the investment of  $100 in our common stock on May 25, 2021 and the reinvestment of dividends. The closing market price of our common stock on May 25, 2021 was $45.39 per share.

5.
Amounts reported in this column represent the peer group TSR under SEC rules from May 25, 2021 (the date our common stock commenced regular-way trading on Nasdaq), through the last trading day for the applicable fiscal year in the table. The peer group TSR is calculated by assuming the investment of  $100 in the Standard & Poor Information Technology Index on May 25, 2021 and the reinvestment of dividends. The peer group used for this purpose is the Standard & Poor Information Technology Index, the same peer group we use for purposes of Item 201(e) of Regulation S-K.

6.
Amounts reported represent the amount of net income (loss) of the Company reported in our Annual Report on Form 10-K for the applicable fiscal year.

7.
Our company-selected measure is Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”), which is a non-GAAP measure defined as operating loss excluding: (1) stock-based compensation expense; (2) depreciation; (3) acquisition-related items consisting of  (i) amortization of intangible assets, (ii) impairments of goodwill and intangible assets, if applicable, and (iii) gains and losses recognized on changes in the fair value of contingent consideration arrangements; and (4) restructuring costs associated with exit or disposal activities such as a reduction in force. Adjusted EBITDA is calculated as described in Annex B.

Analysis of the Information Presented in the Pay versus Performance Table
As described in more detail in the section “Executive Compensation—Compensation Discussion and Analysis,” we consider several performance measures when making compensation decisions. Not all of these Company measures are presented in the Pay versus Performance table above. Moreover, we generally seek to incentivize long-term performance, and therefore do not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

52 Vimeo, Inc. 2024 Proxy Statement

Pay Versus Performance
“Compensation Actually Paid” and Cumulative TSR
The amount of  “compensation actually paid” to Ms. Sud was generally aligned with the Company’s cumulative TSR for 2021 and 2022 as both decreased. For 2023, the Company’s cumulative TSR increased slightly, which is still generally aligned with the amount of  “compensation actually paid” to Mr. Gross and Ms. Sud, in the aggregate, as it also increased. Over the three years presented in the table, the average amount of  “compensation actually paid” to the Company’s Non-PEO NEOs as a group increased, which generally aligned with the Company’s cumulative TSR for 2023, but not for the prior years which was the result of turnover within our non-PEO NEO group.
“Compensation Actually Paid” and Net Income
The Company does not use net income (loss) as a performance measure in its overall executive compensation program and therefore would not expect a meaningful relationship to exist between the measures and no such relationship does exist.
“Compensation Actually Paid” and Adjusted EBITDA
For 2021 and 2022, the amount of  “compensation actually paid” to Ms. Sud and the average amount of “compensation actually paid” to the Company’s Non-PEO NEOs as a group, decreased and increased by a relatively large margin, respectively, whereas the Company’s Adjusted EBITDA decreased, but was relatively consistent, over the two years. For 2023, the amount of  “compensation actually paid” to Mr. Gross and Ms. Sud, in the aggregate, and the average amount of  “compensation actually paid” to the Company’s Non-PEO NEOs as a group both increased, and the Company’s Adjusted EBITDA increased significantly, primarily due to a decrease in gross profit, more than offset by decreases in compensation expense and other employee-related costs, advertising costs, and provision for credit losses, as discussed in more detail in our 2023 Annual Report. We use Adjusted EBITDA as a metric in our annual incentive program, but not as a multi-year financial metric for our performance-based equity awards, which means that the relationship between this metric and “compensation actually paid” will not necessarily be aligned as a result of the different time periods that are being evaluated.
Cumulative TSR of the Company and Cumulative TSR of the Peer Group
Our cumulative TSR over the period beginning on May 25, 2021 (the date our common stock commenced regular-way trading on Nasdaq) through December 31, 2023 was $8.64, while the cumulative TSR of the peer group presented for this purpose, the Standard & Poor Information Technology Index, was $143.02 over the same time period.
Performance Measures
The following is an unranked list of financial performance measures, including the Company-Selected Measure, which in our assessment represent the most important financial performance measures used by the Company in considering compensation actually paid to our NEOs for 2023:
•
Adjusted EBITDA

•
Revenue

•
Bookings

While these financial measures are the most important financial measures we used to align compensation actually paid to our NEOs for 2023, company performance and additional financial and other measures were also used to align pay and performance, as further described in the “Executive Compensation—Compensation Discussion and Analysis” section of this proxy statement.

Vimeo, Inc. 2024 Proxy Statement 53

Pay Ratio Disclosure
In accordance with Item 402(u) under Regulation S-K of the Securities Act, we are required to disclose the ratio of our median employee’s annual total compensation to the annual total compensation of our former Interim Chief Executive Officer, Adam Gross, who served in such role from September 1, 2023 until April 8, 2024. The pay ratio disclosure set forth below is a reasonable estimate calculated in a manner consistent with applicable SEC rules.
For the fiscal year ended December 31, 2023: (i) the estimated median of the total annual compensation of all Vimeo employees (other than Mr. Gross) was approximately $124,736, (ii) the total annual compensation of Mr. Gross, which also includes amounts he received as a non-employee director prior to his service as Interim Chief Executive Officer, on an annualized basis, was $1,896,163 and (iii) the ratio of Mr. Gross’ annualized total compensation to the median of the annual total compensation of our other employees was approximately 15 to 1. In determining Mr. Gross’ total annual compensation, we adjusted the compensation reported in the “Summary Compensation Table” to reflect his compensation as if he were the CEO for the full calendar year by increasing his base salary to the annualized base salary of  $600,000, while including his fees earned as a director. For purposes of calculating the pay ratio herein, this resulted in total annual compensation of  $1,896,163 for the CEO as opposed to the amount shown in the “Summary Compensation Table.”
To identify our median employee, we first identified our total number of employees as of December 31, 2023 (1,070 in total, 459 of whom were located in various jurisdictions outside of the United States). We then selected total target compensation (base, target bonus and the target grant date fair value of equity awards) in 2023 as our consistently applied compensation measure, as permitted by SEC rules, which we compared across the applicable employee population, using ending salary on December 31, 2023. After we identified the median employee, we determined such employee’s total annual compensation in the same manner as we determined Mr. Gross’ total annual compensation in the “Summary Compensation Table.”

54 Vimeo, Inc. 2024 Proxy Statement

Director Compensation
Non-Employee Director Compensation Arrangements. The Compensation and Human Capital Management Committee has primary responsibility for establishing non-employee director compensation arrangements, which have been designed to provide competitive compensation necessary to attract and retain high quality non-employee directors and to encourage ownership of Vimeo common stock to further align the interests of our non-employee directors with those of our stockholders. Under the non-employee director compensation arrangements in effect during 2023: (i) each non-employee director received an annual retainer in the amount of  $50,000, (ii) each member of the Audit Committee and Compensation and Human Capital Management Committee (including their respective Chairpersons) received an additional annual retainer in the amount of  $10,000 and $5,000, respectively and (iii) the Chairpersons of each of the Audit Committee and Compensation and Human Capital Management Committee received an additional annual retainer in the amount of  $20,000, with all amounts being paid quarterly, in arrears.
In addition, these arrangements in effect during 2023 also provided that each non-employee director receive a grant of Vimeo RSUs with a dollar value of  $200,000 annually upon their initial election to the Board and annually thereafter upon re-election on the date of Vimeo’s annual meeting of stockholders, the terms of which provide for: (i) vesting in two equal installments on each of the first two anniversaries of the grant date, (ii) cancellation and forfeiture of unvested RSUs upon a termination of service with Vimeo and its affiliates and (iii) full acceleration of the vesting of RSUs upon a change in control of Vimeo in the event of termination of service with Vimeo and its affiliates. The Company also reimburses non-employee directors for all reasonable expenses incurred in connection with attendance at Vimeo Board and Board committee meetings. Joseph Levin, who served as Chairman of the Board from the Spin-off until March 2023, did not participate in Vimeo’s non-employee director compensation arrangements. Glenn Schiffman participated in Vimeo’s non-employee director compensation arrangements until he became Chairman of the Board in March 2023. On March 21, 2023, in connection with Mr. Schiffman’s appointment as Chairman of the Board and upon the recommendation of the Company’s Compensation and Human Capital Management Committee and the advice of CAP based on a review of peer and public survey data, as described above under “Executive Compensation—Compensation Discussion and Analysis—2023 Compensation Peer Group”, the Company granted the following compensation package to Mr. Schiffman: (i) 250,000 RSUs and (ii) 250,000 options to purchase shares of Company common stock, both of which will vest in full three years after the grant date. The Committee determined to grant Mr. Schiffman this award in consideration of Mr. Schiffman’s extensive experience in finance, risk management, information security, and strategic transactions, as well as Mr. Schiffman’s background with IAC and extensive knowledge of the Company. To be entitled to each award, Mr. Schiffman must be serving as Chairman of the Board through the vesting date. In the event of a change of control (as defined in the 2021 Plan), the awards shall vest in their entirety. Prior to his service as Interim Chief Executive Officer, Mr. Gross served as a non-employee member of our Board, and therefore was eligible to participate in our non-employee director compensation program. From September 1, 2023 through April 8, 2024, Mr. Gross did not participate in our non-employee director compensation program, however Mr. Gross’ previously-granted director-issued equity compensation continued to vest on its regular vesting schedule.
Deferred Compensation Plan for Non-Employee Directors. In December 2021, the Compensation and Human Capital Management Committee approved a Deferred Compensation Plan for Non-Employee Directors (the “Deferred Compensation Plan”). Pursuant to the plan, non-employee directors may defer all or a portion of their Board and Board committee fees. Eligible directors who defer all or any portion of these fees can elect to have such deferred fees notionally invested in shares of Vimeo common stock (represented by Vimeo share units) or credited to a cash fund. If any dividends are paid on Vimeo common stock, dividend equivalents will be credited on the Vimeo share units. The cash fund will be credited with deemed interest at an annual rate equal to the weighted average prime lending rate of JPMorgan Chase & Co. After a director ceases to be a member of the Board, he or she will receive: (i) with respect to share units, the number of shares of Vimeo common stock represented by such share units, and (ii) with respect to the cash fund, a cash payment in an amount equal to deferred amounts, plus accrued interest. These payments are generally made in one lump sum payment, unless a director initially elected to receive up to five annual installments, after the relevant director leaves the Board and otherwise in accordance with the plan.
2023 Non-Employee Director Compensation. The table below provides the amount of: (i) fees earned by non-employee directors for services performed during 2023, (ii) the grant date fair value of RSU awards granted in

Vimeo, Inc. 2024 Proxy Statement 55

Director Compensation
2023, and (iii) the grant date fair value of option awards granted in 2023. Mr. Gross’ compensation in respect of his service as a non-employee director prior to September 1, 2023 is included with that of our other named executive officers above in the “Summary Compensation Table.”
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Total ($)
Alesia J. Haas	80,000	189,331	—	269,331
Jay Herratti	58,489	189,331	—	247,820
Ida Kane	60,000	189,331	—	249,331
Mo Koyfman	75,000(1)	189,331	—	264,331
Spike Lee (4)	50,000	189,331	—	239,331
Joseph Levin (5)	—	—	—	—
Nabil Mallick (4)	43,819(1)	189,331	—	233,150
Alexander von Furstenberg	28,434	189,331	—	217,765
Glenn H. Schiffman	10,955(1)	892,500	467,500	1,370,955

1.
Messrs. Koyfman, Mallick, and Schiffman elected to participate in Vimeo’s Deferred Compensation Plan. The amounts represent the dollar value of fees deferred in the form of share units by the relevant director under Vimeo’s Deferred Compensation Plan. Mr. Schiffman participated in Vimeo’s Deferred Compensation Plan until March 20, 2023, when he became Chairman of the Board. The amounts previously accrued by Mr. Schiffman continue to be held in book entry by the Company and will be paid out in accordance with the terms of the Deferred Compensation Plan. Mr. Mallick’s deferred compensation was paid out 90 days after his departure from the Board.

2.
Reflects the grant date fair value of RSU awards granted to the director during 2023, calculated by multiplying the closing market price of Vimeo common stock on the grant date by the number of RSUs awarded. We do not estimate forfeitures in calculating the grant date fair value of the RSUs, as permitted by FASB ASC Topic 718. The Company uses a volume-weighted average closing price of its common stock to determine the number of RSUs awarded to directors. As of December 31, 2023, our directors held the following number of RSUs in the aggregate:

Name	Outstanding RSUs (#)
Alesia J. Haas	56,461
Jay Herratti	56,461
Ida Kane	56,461
Mo Koyfman	56,461
Spike Lee	56,461
Alexander von Furstenberg	44,444
Glenn H. Schiffman	262,017
Mr. Lee forfeited all unvested RSUs in connection with his departure from the Board in February 2024. In addition to the RSUs listed above, as a result of the Spin-off, as of December 31, 2023, each of Messrs. Levin and Schiffman held 1,623,500 and 618,553 Vimeo stock options, respectively, issued in respect of IAC stock options previously granted as part of their compensation received as officers of IAC and unrelated to their service as directors of Vimeo. Additionally, as of this same date, Mr. Levin held 3,247,000 shares of Vimeo restricted stock issued in respect of IAC restricted stock previously granted as part of his compensation by IAC, as described below. In the Spin-off, Mr. Levin’s existing IAC restricted stock was converted into these shares of Vimeo restricted stock based on the Spin-off exchange ratio, and Mr. Levin retained his original 3,000,000 shares of IAC restricted stock. The Vimeo restricted stock agreement with Mr. Levin was amended and restated in March 2023 in connection with Mr. Levin’s resignation as Chairman and Board member.
3.
Reflects the grant date fair value of Mr. Schiffman’s option award granted in 2023. We do not estimate forfeitures in calculating the grant date fair value of the options, as permitted by FASB ASC Topic 718. The assumptions used to value the options for this purpose are set forth in Note 11 to our consolidated financial statements included in our 2023 Annual Report.

4.
Mr. Lee resigned from the Board effective February 16, 2024. Mr. Mallick resigned from the Board effective October 18, 2023.

5.
Mr. Levin, Chairman of our Board until March 20, 2023, did not participate in our non-employee director compensation arrangements.

56 Vimeo, Inc. 2024 Proxy Statement

Director Compensation
Treatment of Mr. Levin’s IAC Restricted Stock Award in connection with the Spin-off
On November 5, 2020, Mr. Levin received an IAC Restricted Stock award covering 3,000,000 shares of IAC common stock. In connection with the Spin-off, as dictated by the terms of Mr. Levin’s IAC employment agreement, Mr. Levin’s existing IAC restricted stock award converted to 4,8750,000 shares of Vimeo restricted common stock based on the Spin-off exchange ratio, and Mr. Levin retained his shares of IAC restricted common stock. In connection with the Spin-off, Vimeo and Mr. Levin entered into a restricted stock agreement (the “RSA”) covering such restricted shares of Vimeo common stock, with the vesting of such shares generally subject to the same requirements as are applicable to the IAC Restricted Stock award, including Vimeo stock price performance goals that reflect the impact of the Spin-off. Mr. Levin resigned from the Board in March 2023, but continues to be involved with the Board and the Company, serving as Special Advisor to the Board. The RSA was amended in March 2023 in connection with Mr. Levin’s departure from the Board, and the total number of shares underlying the RSA was reduced to 3,247,000. Under the amended RSA, upon a change in control of Vimeo, a designated percentage of the Vimeo Restricted Stock award will vest based on the timing of the change in Control and subject to a floor of 30%, escalating to 100%. The fair value of the Vimeo Restricted Stock Award was determined using a lattice model that incorporated a Monte Carlo simulation of Vimeo’s stock price and IAC’s stock price. For additional information regarding the amended RSA, please see Exhibit 10.6 to our 2023 Annual Report.

Vimeo, Inc. 2024 Proxy Statement 57

Equity Compensation Plan Information
Securities Authorized for Issuance Under Equity Compensation Plans. The following table summarizes information, as of December 31, 2023, regarding Vimeo equity compensation plans pursuant to which grants of Vimeo stock appreciation rights, stock options, RSUs or other rights to acquire shares of Vimeo common stock may be made from time to time.
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (B)(4)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (C)
Equity compensation plans approved by security holders (1)(2)(3)	28,146,881	$5.58	16,066,158(5)
Equity compensation plans not approved by security holders	—	—	—
Total	28,146,881	$5.58	16,066,158(5)

1.
Includes grants under Vimeo’s 2021 Plan. For a description of this plan, see the first three paragraphs of Note 11 to the consolidated financial statements in our 2023 Annual Report.

2.
Includes an aggregate of: (i) up to 12,546,082 shares issuable upon the vesting of Vimeo RSUs and (ii) up to 12,353,799 shares issuable upon the exercise of outstanding stock options and SARs, in each case, as of December 31, 2023.

3.
Information excludes 3,247,000 shares of Vimeo restricted stock, which is reflected in the total number of shares of Vimeo common stock issued and outstanding as of December 31, 2023. The RSA was amended in March 2023.

4.
The weighted-average exercise price is calculated based on the exercise prices of outstanding stock options and SARs and does not include outstanding Vimeo RSUs (which have no exercise price).

5.
Pursuant to Vimeo’s 2021 Plan, represents the number of shares remaining available for future delivery under the plan.

58 Vimeo, Inc. 2024 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
The following table presents, as of March 25, 2024, information relating to the beneficial ownership of Vimeo common stock and Class B common stock by: (1) each person known by Vimeo to beneficially own more than 5% of the outstanding shares of Vimeo common stock and/or Class B common stock, (2) each director nominee (all of whom are incumbent directors), (3) each 2023 Vimeo named executive officer, (4) all current directors and executives officers as a group and (5) certain other stockholders. As of March 25, 2024, there were 159,423,442 and 9,399,250 shares of Vimeo common stock and Class B common stock, respectively, outstanding.
Unless otherwise indicated, the beneficial owners listed below may be contacted at Vimeo’s corporate headquarters located at 330 West 34th Street, 5th Floor, New York, New York 10001. For each listed person, the number of shares of Vimeo common stock and percent of such class listed includes vested Vimeo SARs and stock options, and assumes the conversion of any shares of Vimeo Class B common stock owned by such person and the vesting of any Vimeo SARs, stock options and/or RSUs scheduled to occur within sixty days of March 25, 2024, but does not assume the conversion, exercise or vesting of any such equity securities owned by any other person. Shares of Vimeo Class B common stock may, at the option of the holder, be converted on a one-for-one basis into shares of Vimeo common stock. The percentage of votes for all classes of capital stock is based on one vote for each share of Vimeo common stock and ten votes for each share of Vimeo Class B common stock.
	Vimeo Common Stock		Vimeo Class B Common Stock		Percent of Vote
Name and Address of Beneficial Owner	Number of Shares Owned	% of Class Owned	Number of Shares Owned	% of Class Owned	(All Classes)
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	17,220,182(1)	10.8%	—	—	6.8%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	12,494,307(2)	7.8%	—	—	4.9%
T. Rowe Price Investment Management, Inc. 101 E. Pratt Street, Baltimore, MD 21201	10,881,174(3)	6.8%	—	—	4.3%
Barry Diller	11,527,867(4)	6.8%	9,399,250(5)	100%	37.9%
Joseph Levin	5,337,440(6)	3.2%	—	—	2.1%
Anjali Sud	2,746,727(7)	1.7%	—	—	1.1%
Adam Gross	85,988(8)	*	—	—	*
Gillian Munson	255,248(9)	*	—	—	*
Eric Cox	63,123(10)	*	—	—	*
Mark Kornfilt	1,383,291(11)	*	—	—	*
Philip Moyer	—	—	—	—	—
Alesia J. Haas	16,424(12)	*	—	—	*
Jay Herratti	22,799(13)	*	—	—	*
Ida Kane	16,424(14)	*	—	—	*
Mo Koyfman	16,797(15)	*	—	—	*
Glenn H. Schiffman	688,960(16)	*	—	—	*
Alexander von Furstenberg	107,157(17)	*	—	—	*
All current executive officers and directors as a group (10 persons)	1,229,979	0.8%			0.5%

*
The percentage of shares beneficially owned does not exceed 1% of the class.

1.
Based upon information regarding Vimeo holdings reported by way of Amendment No. 2 to Schedule 13G filed by The Vanguard Group

Vimeo, Inc. 2024 Proxy Statement 59

Security Ownership of Certain Beneficial Owners and Management
(“Vanguard”) with the SEC on January 10, 2024. Vanguard beneficially owns the Vimeo holdings disclosed in the table above in its capacity as an investment adviser. Vanguard has shared voting power over 115,786 shares of Vimeo common stock, sole dispositive power over 16,955,304 shares of Vimeo common stock, and shared dispositive power over 264,878 shares of Vimeo common stock listed in the table above.
2.
Based upon information regarding Vimeo holdings reported by way of a Schedule 13G filed by BlackRock, Inc. (“BlackRock”) with the SEC on January 26, 2024. BlackRock has sole voting power over 12,013,602 shares of Vimeo common stock and sole dispositive power over 12,494,307 shares of Vimeo common stock listed in the table above.

3.
Based upon information regarding Vimeo holdings reported by way of a Schedule 13G filed by T. Rowe Price Investment Management, Inc. (“T. Rowe”) with the SEC on February 14, 2024. T. Rowe beneficially owns the Vimeo holdings disclosed in the table above in its capacity as an investment adviser. T. Rowe has sole voting power over 3,336,544 shares of Vimeo common stock and sole dispositive power over 10,881,174 shares of Vimeo common stock listed in the table above.

4.
Consists of  (i) 505,117 shares of Vimeo common stock, including (a) 502,340 shares of Vimeo common stock held directly and/or through the Arrow Trust, over which Mr. Diller has sole investment and voting power, and (b) 2,777 shares of Vimeo common stock held by a family foundation as to which Mr. Diller may be deemed to share voting and investment power and as to which Mr. Diller disclaims beneficial ownership, (ii) 1,623,500 shares of Vimeo common stock underlying vested stock options, and (iii) 9,399,250 shares of Vimeo Class B common stock, which are convertible on a one-for-one basis into shares of Vimeo common stock, held directly by Mr. Diller and/or through the Arrow Trust, over which Mr. Diller has sole investment and voting power.

5.
Consists of 9,399,250 shares of Vimeo Class B common stock, which are convertible on a one-for-one basis into shares of Vimeo common stock, held directly by Mr. Diller and/or through the Arrow Trust, over which Mr. Diller has sole investment and voting power.

6.
Consists of  (i) 3,247,000 shares of Vimeo common stock held directly by Mr. Levin, representing a Restricted Stock Award made to Mr. Levin in June 2021 (for a description of this award, see Exhibit 10.6 to our 2023 Annual Report), (ii) 466,940 shares of Vimeo common stock held directly by Mr. Levin and (iii) 1,623,500 shares of Vimeo common stock underlying vested stock options.

7.
Consists of  (i) 2,738,610 shares of Vimeo common stock underlying vested SARs held by Ms. Sud and (ii) 8,117 shares of Vimeo common stock underlying vested options held by Ms. Sud.

8.
Consists of  (i) 61,548 shares of Vimeo common stock held directly by Mr. Gross and (ii) 24,440 shares of Vimeo common stock underlying RSUs held by Mr. Gross that will vest within 60 days of March 25, 2024.

9.
Consists of 255,248 shares of Vimeo common stock held directly by Ms. Munson.

10.
Consists of 63,123 shares of Vimeo common stock held directly by Mr. Cox.

11.
Consists of  (i) 166,132 shares of Vimeo common stock held directly by Mr. Kornfilt, and (ii) 1,217,159 shares of Vimeo common stock underlying vested SARs held by Mr. Kornfilt.

12.
Consists of 16,424 shares of Vimeo common stock held directly Ms. Haas.

13.
Consists of 22,799 shares of Vimeo common stock held directly by Mr. Herratti.

14.
Consists of 16,424 shares of Vimeo common stock held directly by Ms. Kane.

15.
Consists of 16,797 shares of Vimeo common stock held directly by Mr. Koyfman.

16.
Consists of  (i) 70,407 shares of Vimeo common stock held directly by Mr. Schiffman and (ii) 618,553 shares of Vimeo common stock underlying vested options held by Mr. Schiffman.

17.
Consists of 107,157 shares of Vimeo common stock held directly by Mr. von Furstenberg.

60 Vimeo, Inc. 2024 Proxy Statement

Certain Relationships and Related Party Transactions
Policies and Procedures for Related Party Transactions
We currently have a written related party transaction policy that sets forth our procedures for the identification, review, consideration, and approval or ratification of related party transactions. For purposes of our policy only, a related person transaction is a transaction, contract, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which (x) we were, are or will be a participant, (y) the amount involved exceeds or is expected to exceed $120,000 and (z) a related party had, has or will have a direct or indirect material interest. Under the policy, if a transaction has been identified as a related party transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related party transaction prior to consummation, our management must present information regarding the related party transaction to the Audit Committee for review, consideration and approval or ratification. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related party transactions and to effectuate the terms of the policy.
Related Party Transactions
Based on a review of the transactions between Vimeo and our directors and executive officers, their immediate family members, and their affiliated entities, as well as beneficial owners of more than 5% of the outstanding shares of our common stock and/or Class B common stock, we have determined that, since the beginning of 2023, we were a party to a number of transactions identified as related party transactions under our related party transaction policy.
Relationship with IAC following the Spin-off
Vimeo considers IAC to be a related party pursuant to our related party transaction policy because of the relationships between IAC and certain of our current and former directors, including Mr. Levin, Mr. Diller, and Mr. von Furstenberg. Following the Spin-off, the relationship between Vimeo and IAC has been governed by a number of agreements. These agreements include: a separation agreement; a tax matters agreement; a transition services agreement; an employee matters agreement; and a data protection agreement. These agreements were entered into as of May 24, 2021 and are filed as exhibits to our 2023 Annual Report, and the summaries of these documents that follow are qualified in their entirety by reference to the full text of those documents. The total charges incurred for the years ended December 31, 2023, 2022, and 2021 pursuant to these agreements were $0.8 million, $3.6 million, and $12.8 million, respectively. The charges for the year ended December 31, 2023 included $0.8 million related to Vimeo’s coverage prior to the Spin-off under IAC’s membership with a patent risk management service, RPX Corporation, which were paid in the fourth quarter of 2023. As of the date of this proxy statement, there was no amount due to IAC.
In November 2021, Vimeo entered into a sublease agreement with a subsidiary of Angi Inc., which is also an indirect subsidiary of IAC, whereby Vimeo agreed to sublease the 10th floor at 330 West 34th Street (the “West 34th Street Sublease”) in New York City. In July 2022, Vimeo extended the terms of the West 34th Street Sublease, and added a sublease of a portion of the fifth floor, both through April 2028. At December 31, 2023 and 2022, Vimeo had a current lease liability of  $2.3 million and $2.0 million, respectively, and a non-current lease liability of $10.7 million and $13.0 million, respectively, related to the West 34th Street Sublease. Prior to the Spin-off, IAC allocated rent expense to Vimeo for the space that it occupied in IAC’s headquarters building at 555 West 18th Street in New York City. Upon the completion of the Spin-off, Vimeo entered into an operating lease agreement with IAC for this space, which Vimeo subsequently vacated on June 30, 2022. Rent expense for these properties for the years ended December 31, 2023, 2022, and 2021 were $3.5 million, $4.6 million, and $4.4 million, respectively. Rent expense paid specifically to IAC for the year ended December 31, 2023 was $3.3 million.
For the year ended December 31, 2021, Vimeo’s consolidated statement of operations also included $1.0 million of costs allocated by IAC, including stock-based compensation expense, related to IAC’s accounting, treasury, legal,

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Certain Relationships and Related Party Transactions
tax, corporate support, financial systems, and internal audit functions. These allocations were based on Vimeo’s revenue as a percentage of IAC’s total revenue and are reflected in Vimeo’s consolidated balance sheet for the fiscal year ended December 31, 2023 in the 2023 Annual Report within “Additional paid-in-capital.” It is not practicable to determine the actual expenses that would have been incurred for these services had Vimeo operated as a standalone entity during the periods presented. Management considers the allocation method to be reasonable.
Separation Agreement
The separation agreement provided for restructuring transactions including, among other things, the transfer to Vimeo of IAC’s equity interests in Vimeo OpCo and the repayment by Vimeo OpCo of all outstanding intercompany debt owed to IAC and its subsidiaries (other than Vimeo OpCo’s subsidiaries). The separation agreement also provided for the pre-Spin-off adoption of the certificate of incorporation and by-laws of Vimeo that came into effect at the time of the Spin-off.
Tax Matters Agreement
In connection with the Spin-off, IAC and Vimeo entered into a tax matters agreement that governs the parties’ respective rights, responsibilities and obligations with respect to taxes (including taxes arising in the ordinary course of business and taxes, if any, incurred as a result of any failure of the distribution to qualify as tax-free for U.S. federal income tax purposes), entitlement to refunds, allocation of tax attributes, preparation of tax returns, control of tax contests and other tax matters.
In addition, the tax matters agreement imposes certain restrictions on Vimeo and its subsidiaries (including restrictions on share issuances, business combinations, sales of assets and similar transactions) designed to preserve the tax-free status of the distribution. The tax matters agreement provides special rules that allocate tax liabilities in the event the distribution fails to qualify as a transaction that is generally tax-free for U.S. federal income tax purposes under Sections 355(a) and 368(a)(1)(D) of the Code. Under the tax matters agreement, IAC and Vimeo generally are responsible for any taxes and related amounts imposed on either of the parties as a result of a failure to so qualify to the extent that the failure to so qualify is attributable to a breach of the relevant representations or covenants made by that party in the tax matters agreement or an acquisition of such party’s equity securities or assets.
Transition Services Agreement
Under the transition services agreement, each of IAC and Vimeo provided to the other party on an interim, transitional basis, various support services, which included support with governmental affairs, finance and accounting services, corporate sourcing, legal affairs, systems support, and any such other support services as to which IAC and Vimeo mutually agreed. The charges for these services were generally on an actual cost basis (without markup), except as otherwise agreed upon prior to the completion of the Spin-off. Each of IAC and Vimeo, as recipient of services, had the right to terminate the transition services agreement with respect to one or more particular services upon 90 days’ prior written notice. During the year ended December 31, 2023, Vimeo paid a total of  $820,500 to IAC for services under the transition services agreement. In September 2021, Vimeo and IAC entered into an allocation agreement whereby Vimeo maintained coverage under IAC’s membership with a patent risk management service, RPX Corporation (“RPX”), and whereby Vimeo shares the costs of IAC’s membership with RPX for the period through September 18, 2023. In October 2021, Vimeo paid to IAC $200,000 in connection with the RPX allocation agreement for the period of September 2021 to September 2022, and in September 2022, Vimeo paid to IAC $200,000 in connection with the RPX allocation agreement for the period of September 2022 to September 2023. As of September 2023, Vimeo had entered into its own coverage arrangement directly with RPX. As of December 31, 2023, all services pursuant to the transition services agreement have been completed.

62 Vimeo, Inc. 2024 Proxy Statement

Other Matters
Annual Reports
Upon written request to the Corporate Secretary, Vimeo, Inc., 330 West 34th Street, 5th Floor, New York, New York 10001, Vimeo will provide without charge to each person solicited a printed copy of Vimeo’s 2023 Annual Report, including the financial statements and financial statement schedule filed therewith. Copies are also available on our website, www.vimeo.com. Vimeo will furnish requesting stockholders with any exhibit to its 2023 Annual Report upon payment of a reasonable processing fee.
Stockholder Proposals and Director Nominees for Presentation at the 2025 Annual Meeting
Eligible stockholders who wish to have a proposal considered for inclusion in Vimeo’s proxy materials for presentation at the 2025 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must ensure that such proposals are received by Vimeo at its corporate headquarters no later than December 11, 2024. Stockholder proposals submitted for inclusion in Vimeo’s proxy materials must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. If Vimeo does not receive notice of the proposal at its corporate headquarters prior to such date, such proposal will be considered untimely for purposes of Rules 14a-8. If the date of the 2024 Annual Meeting of Stockholders is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before Vimeo begins to print and send proxy materials. If that happens, Vimeo will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.
Eligible stockholders who wish to present a proposal at the 2025 Annual Meeting of Stockholders without inclusion of the proposal in Vimeo’s proxy materials are required to provide notice of such proposal to Vimeo no later than February 24, 2025. If Vimeo does not receive notice of the proposal at its corporate headquarters prior to such date, such proposal will be considered untimely for purposes of Rule 14a-4 and 14a-5 of the Exchange Act, and those Vimeo officers who have been designated as proxies for the 2024 Annual Meeting will accordingly be authorized to exercise discretionary voting authority to vote for or against the proposal. Vimeo reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
In addition, a stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees at the 2025 Annual Meeting of Stockholders must deliver written notice to the Company setting forth the information required by Rule 14a-19 under the Exchange Act no later than March 22, 2025. If we change the date of the 2025 annual meeting of stockholders by more than 30 days from the date of this year’s Annual Meeting, your written notice must be received by the later of 60 days prior to the date of the 2025 annual meeting or the 10th calendar day following the day on which public announcement of the date of the 2025 annual meeting of stockholders is first made.
Householding
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to send one set of printed proxy materials to any household at which two or more stockholders reside if they appear to be members of the same family or have given their written consent (each stockholder continues to receive a separate proxy card). This process, which is commonly referred to as “householding,” reduces the number of duplicate copies of proxy materials stockholders receive and reduces printing and mailing costs. Only one set of our printed proxy materials will be sent to stockholders eligible for householding unless contrary instructions have been provided.
Once you have received notice that your broker or Vimeo will be householding your proxy materials, householding will continue until you are notified otherwise or you revoke your consent. You may request a separate Notice or set of printed proxy materials by sending a written request to Investor Relations, Vimeo, Inc., 330 West 34th Street,

Vimeo, Inc. 2024 Proxy Statement 63

Other Matters
5th Floor, New York, New York 10001, by calling +1 212-524-8791 or by e-mailing ir@vimeo.com. Upon request, Vimeo undertakes to deliver such materials promptly.
If at any time: (i) you no longer wish to participate in householding and would prefer to receive a separate set of our printed proxy materials or (ii) you and another stockholder sharing the same address wish to participate in householding and prefer to receive one set of our proxy materials, please notify your broker if you hold your shares in street name or Vimeo if you are a stockholder of record. You can notify us by sending a written request to Investor Relations, Vimeo, Inc., 330 West 34th Street, 5th Floor, New York, New York 10001, by calling +1 212-524-8791 or by e-mailing ir@vimeo.com.

64 Vimeo, Inc. 2024 Proxy Statement

Annex A
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
VIMEO, INC.
      Vimeo, Inc. (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:
      1.   The name of the Corporation is: Vimeo, Inc. Vimeo, Inc. was originally incorporated under the name Vimeo Holdings, Inc., and the original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 15, 2020 and subsequently amended on May 21, 2021 and amended and restated effective as of 12:01a.m., Eastern time, on May 25, 2021 and subsequently further amended and restated on         , 2024.
      2.   This Amended and Restated Certificate of Incorporation has been duly adopted by the Board of Directors of the Corporation in accordance with Sections 103, 242 and 245 of the General Corporation Law of the State of Delaware, and has been duly approved by the written consent of the sole stockholder of the Corporation in accordance with Section 228 of the General Corporation Law of the State of Delaware, and is to become effective upon filing.
      3.   The text of the Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:
ARTICLE I
      The name of the Corporation is Vimeo, Inc.
ARTICLE II
      The address of the Corporation’s registered office in the State of Delaware is c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle, State of Delaware 19801. The name of the Corporation’s registered agent at such address is The Corporation Trust Company.
ARTICLE III
      The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law.
ARTICLE IV
      The Corporation shall have the authority to issue one billion six hundred million (1,600,000,000) shares of $0.01 par value Common Stock, four hundred million (400,000,000) shares of  $0.01 par value Class B Common Stock, and one hundred million (100,000,000) shares of  $0.01 par value Preferred Stock.
      A statement of the designations of each class and the powers, preferences and rights, and qualifications, limitations or restrictions thereof is as follows:
A.   COMMON STOCK
      (1)   The holders of the Common Stock shall be entitled to receive, share for share with the holders of shares of Class B Common Stock, such dividends if, as and when declared from time to time by the Board of Directors.
      (2)   In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, the holders of the Common Stock shall be entitled to receive, share for share with the holders of

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Annex A
shares of Class B Common Stock and any other class or series of stock entitled to share therewith, all the assets of the Corporation of whatever kind available for distribution to stockholders, after the rights of the holders of the Preferred Stock have been satisfied.
      (3)   Each holder of Common Stock shall be entitled to vote one vote for each share of Common Stock held as of the applicable date on any matter that is submitted to a vote or to the consent of the holders of the Common Stock. Except as otherwise provided herein or by the General Corporation Law of the State of Delaware, the holders of Common Stock and the holders of Class B Common Stock and any other class or series entitled to vote with the Common Stock and Class B Common Stock as a class shall at all times vote on all matters (including the election of directors) together as one class.
B.   CLASS B COMMON STOCK
      (1)   The holders of the Class B Common Stock shall be entitled to receive, share for share with the holders of shares of Common Stock, such dividends if, as and when declared from time to time by the Board of Directors.
      (2)   In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, the holders of the Class B Common Stock shall be entitled to receive, share for share with the holders of shares of Common Stock and any other class or series of stock entitled to share therewith, all the assets of the Corporation of whatever kind available for distribution to stockholders, after the rights of the holders of the Preferred Stock have been satisfied.
      (3)   Each holder of Class B Common Stock shall be entitled to vote ten votes for each share of Class B Common Stock held as of the applicable date on any matter that is submitted to a vote or to the consent of the holders of the Class B Common Stock. Except as otherwise provided herein or by the General Corporation Law of the State of Delaware, the holders of Common Stock and the holders of Class B Common Stock and any other class or series entitled to vote with the Common Stock and Class B Common Stock as a class shall at all times vote on all matters (including the election of directors) together as one class.
C.
OTHER MATTERS AFFECTING SHAREHOLDERS OF COMMON STOCK AND CLASS B COMMON STOCK

      (1)   In no event shall any stock dividends or stock splits or combinations of stock be declared or made on Common Stock or Class B Common Stock unless the shares of Common Stock and Class B Common Stock at the time outstanding are treated equally and identically.
      (2)   Shares of Class B Common Stock shall be convertible into shares of the Common Stock of the Corporation at the option of the holder thereof at any time on a share for share basis. Such conversion ratio shall in all events be equitably preserved in the event of any recapitalization of the Corporation by means of a stock dividend on, or a stock split or combination of, outstanding Common Stock or Class B Common Stock, or in the event of any merger, consolidation or other reorganization of the Corporation with another corporation.
      (3)   Upon the conversion of Class B Common Stock into shares of Common Stock, the Corporation shall take all necessary action so that said shares of Class B Common Stock shall be retired and shall not be subject to reissue.
      (4)   Notwithstanding anything to the contrary in this Certificate of Incorporation, the holders of Common Stock, acting as a single class, shall be entitled to elect twenty-five percent (25%) of the total number of directors, and in the event that twenty-five percent (25%) of the total number of directors shall result in a fraction of a director, then the holders of the Common Stock, acting as a single class, shall be entitled to elect the next higher whole number of directors.
D.   PREFERRED STOCK
      The Board of Directors is authorized, by resolution, to designate the voting powers, preferences, rights and qualifications, limitations and restrictions of the Preferred Stock and any class or series thereof. Pursuant to

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Annex A
subsection 242(b) of the Delaware General Corporation Law, the number of authorized shares of Preferred Stock or any class or series thereof may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the Corporation entitled to vote irrespective of such subsection.
ARTICLE V
      The Board of Directors of the Corporation is expressly authorized to make, alter or repeal By-Laws of the Corporation, but the stockholders may make additional By-Laws and may alter or repeal any By-Law whether adopted by them or otherwise.
ARTICLE VI
      Elections of directors need not be by written ballot except and to the extent provided in the By-Laws of the Corporation.
ARTICLE VII
      The Corporation is to have perpetual existence.
ARTICLE VIII
      Each person who is or was or had agreed to become a director or officer of the Corporation, or each such person who is or was serving or had agreed to serve at the request of the Board of Directors or an officer of the Corporation as an employee or agent of the Corporation or as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person), shall be indemnified by the Corporation, in accordance with the By-Laws of the Corporation, to the full extent permitted from time to time by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereinafter in effect. Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article VIII. Any amendment or repeal of this Article VIII shall not adversely affect any right or protection existing hereunder immediately prior to such amendment or repeal.
ARTICLE IX
      A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, respectively, except for liability (i) for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware (with respect to directors only), (iv) for any transaction from which the director or officer derived an improper personal benefit, or (v) for any action by or in the right of the Corporation (with respect to officers only). Any amendment or repeal of this Article IX shall not adversely affect any right or protection of a director or officer of the Corporation existing immediately prior to such amendment or repeal. The liability of a director or officer shall be further eliminated or limited to the full extent permitted by Delaware law, as it may hereafter be amended.
ARTICLE X
      Meetings of stockholders may be held within or without the State of Delaware, as determined by the Board of Directors. The books of the Corporation may be kept (subject to any provision contained in the Delaware General Corporation Law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

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Annex A
ARTICLE XI
      The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the Delaware General Corporation Law, and all rights conferred upon stockholders herein are granted subject to this reservation except that under no circumstances may such amendment be adopted except as prescribed by Article IV, above, and provided further that the rights of the Class B Common Stock may not be amended, altered, changed or repealed without the approval of the holders of the requisite number of said shares of Class B Common Stock.
ARTICLE XII
      The number of directors of the Corporation shall be such number as shall be determined from time to time by resolution of the Board of Directors.
ARTICLE XIII
A.   COMPETITION AND CORPORATE OPPORTUNITIES
      (1)   To the extent provided in the following sentence, the Corporation renounces any interest or expectancy of the Corporation or any of its Affiliated Companies in, or in being offered an opportunity to participate in, any Expedia Dual Opportunity about which an Expedia Dual Role Person acquires knowledge. An Expedia Dual Role Person shall have no duty to communicate or offer to the Corporation or any of its Affiliated Companies any Expedia Dual Opportunity that such Expedia Dual Role Person has communicated or offered to Expedia, shall not be prohibited from communicating or offering any Expedia Dual Opportunity to Expedia, and shall not be liable to the Corporation or its stockholders for breach of any fiduciary duty as a stockholder, director or officer of the Corporation, as the case may be, resulting from (i) the failure to communicate or offer to the Corporation or any of its Affiliated Companies any Expedia Dual Opportunity that such Expedia Dual Role Person has communicated or offered to Expedia or (ii) the communication or offer to Expedia of any Expedia Dual Opportunity, so long as (x) the Expedia Dual Opportunity does not become known to the Expedia Dual Role Person in his or her capacity as a director or officer of the Corporation, and (y) the Expedia Dual Opportunity is not presented by the Expedia Dual Role Person to any party other than Expedia, Match or IAC and the Expedia Dual Role Person does not pursue the Expedia Dual Opportunity individually.
      (2)   To the extent provided in the following sentence, the Corporation renounces any interest or expectancy of the Corporation or any of its Affiliated Companies in, or in being offered an opportunity to participate in, any Match Dual Opportunity about which a Match Dual Role Person acquires knowledge. A Match Dual Role Person shall have no duty to communicate or offer to the Corporation or any of its Affiliated Companies any Match Dual Opportunity that such Match Dual Role Person has communicated or offered to Match, shall not be prohibited from communicating or offering any Match Dual Opportunity to Match, and shall not be liable to the Corporation or its stockholders for breach of any fiduciary duty as a stockholder, director or officer of the Corporation, as the case may be, resulting from (i) the failure to communicate or offer to the Corporation or any of its Affiliated Companies any Match Dual Opportunity that such Match Dual Role Person has communicated or offered to Match or (ii) the communication or offer to Match of any Match Dual Opportunity, so long as (x) the Match Dual Opportunity does not become known to the Match Dual Role Person in his or her capacity as a director or officer of the Corporation, and (y) the Match Dual Opportunity is not presented by the Match Dual Role Person to any party other than Match, Expedia or IAC and the Match Dual Role Person does not pursue the Match Dual Opportunity individually.
      (3)   To the extent provided in the following sentence, the Corporation renounces any interest or expectancy of the Corporation or any of its Affiliated Companies in, or in being offered an opportunity to participate in, any IAC Dual Opportunity about which an IAC Dual Role Person acquires knowledge. An IAC Dual Role Person shall have no duty to communicate or offer to the Corporation or any of its Affiliated Companies any IAC Dual Opportunity that such IAC Dual Role Person has communicated or offered to IAC, shall not be prohibited from communicating or offering any IAC Dual Opportunity to IAC, and shall not be liable to the Corporation or its stockholders for breach of any fiduciary duty as a stockholder, director or officer of the Corporation, as the case may be, resulting from (i) the failure to communicate or offer to the Corporation or any of its Affiliated Companies any IAC Dual Opportunity that such IAC Dual Role Person has communicated or offered to IAC or (ii) the communication or offer to IAC of

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Annex A
any IAC Dual Opportunity, so long as (x) the IAC Dual Opportunity does not become known to the IAC Dual Role Person in his or her capacity as a director or officer of the Corporation, and (y) the IAC Dual Opportunity is not presented by the IAC Dual Role Person to any party other than IAC, Expedia or Match and the IAC Dual Role Person does not pursue the IAC Dual Opportunity individually.
B.   CERTAIN MATTERS DEEMED NOT CORPORATE OPPORTUNITIES
      In addition to and notwithstanding the foregoing provisions of this Article XIII, the Corporation renounces any interest or expectancy of the Corporation or any of its Affiliated Companies in, or in being offered an opportunity to participate in, any business opportunity that the Corporation is not financially able or contractually permitted or legally able to undertake. Moreover, nothing in this Article XIII shall amend or modify in any respect any written contractual agreement between Expedia, Match or IAC on the one hand and the Corporation or any of its Affiliated Companies on the other hand.
C.   CERTAIN DEFINITIONS
      For purposes of this Article XIII:
      “Affiliate” means with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. For purposes of the foregoing definition, the term “controls,” “is controlled by,” or “is under common control with” means the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
      “Affiliated Company” means (i) with respect to the Corporation, any Person controlled by the Corporation, (ii) with respect to Expedia, any Person controlled by Expedia, (iii) with respect to Match, any Person controlled by Match, and (iv) with respect to IAC, any Person controlled by IAC.
      “Expedia” means Expedia Group, Inc., a Delaware corporation, and its Affiliated Companies.
      “Expedia Dual Opportunity” means any potential transaction or matter which may be a corporate opportunity for both Expedia, on the one hand, and the Corporation or any of its Affiliated Companies, on the other hand.
      “Expedia Dual Role Person” means any individual who is an officer or director of both the Corporation and Expedia.
      “IAC” means IAC/InterActiveCorp, a Delaware corporation, and its Affiliated Companies.
      “IAC Dual Opportunity” means any potential transaction or matter which may be a corporate opportunity for both IAC, on the one hand, and the Corporation or any of its Affiliated Companies, on the other hand.
      “IAC Dual Role Person” means any individual who is an officer or director of both the Corporation and IAC.
      “Match” means Match Group, Inc., a Delaware corporation originally incorporated on July 28, 1986 under the name Silver King Broadcasting Company, Inc., and its Affiliated Companies.
      “Match Dual Opportunity” means any potential transaction or matter which may be a corporate opportunity for both Match, on the one hand, and the Corporation or any of its Affiliated Companies, on the other hand.
      “Match Dual Role Person” means any individual who is an officer or director of both the Corporation and Match.
      “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

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Annex A
D.   TERMINATION
      The provisions of this Article XIII shall have no further force or effect (i) with respect to Expedia Dual Role Persons or Expedia Dual Opportunities at such time as (a) the Corporation and Expedia are no longer Affiliates and (b) none of the directors and officers of Expedia serve as directors or officers of the Corporation and its Affiliated Companies, (ii) with respect to Match Dual Role Persons and Match Dual Opportunities at such time as (a) the Corporation and Match are no longer Affiliates and (b) none of the directors and officers of Match serve as directors or officers of the Corporation and its Affiliated Companies and (iii) with respect to IAC Dual Role Persons and IAC Dual Opportunities at such time as (a) the Corporation and IAC are no longer Affiliates and (b) none of the directors and officers of IAC serve as directors or officers of the Corporation and its Affiliated Companies; provided, however, that any such termination shall not terminate the effect of such provisions with respect to any agreement, arrangement or other understanding between the Corporation or an Affiliated Company thereof on the one hand, and Expedia, Match or IAC, on the other hand, as applicable, that was entered into before such time or any transaction entered into in the performance of such agreement, arrangement or other understanding, whether entered into before or after such time.
E.   DEEMED NOTICE
      Any person or entity purchasing or otherwise acquiring or obtaining any interest in any capital stock of the Corporation shall be deemed to have notice and to have consented to the provisions of this Article XIII.
F.   SEVERABILITY
      The invalidity or unenforceability of any particular provision, or part of any provision, of this Article XIII shall not affect the other provisions or parts hereof, and this Article XIII shall be construed in all respects as if such invalid or unenforceable provisions or parts were omitted.
      4.   This Amended and Restated Certificate of Incorporation shall become effective upon filing.
* * * * * *
      IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be duly executed and acknowledged by its duly authorized officer this           day of              , 2024.
VIMEO, INC.
By:

Name: Jessica Tracy
Title: General Counsel and Secretary

70 Vimeo, Inc. 2024 Proxy Statement

Annex B
We have provided Adjusted EBITDA in this proxy statement. Adjusted EBITDA is not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). We use this non-GAAP financial measure internally as one of the measures of Company performance for our compensation programs. However, our presentation of this non-GAAP financial measure may differ from the presentation of similarly titled measures by other companies. This non-GAAP measure should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. We endeavor to compensate for the limitations of the non-GAAP measure presented by providing the comparable GAAP measure with equal or greater prominence and descriptions of the reconciling items, including quantifying such items, to derive the non-GAAP measure. We encourage investors to examine the reconciling adjustments between the GAAP and corresponding non-GAAP measure, which we discuss below.
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”)is defined as operating loss excluding: (1) stock-based compensation expense; (2) depreciation; (3) acquisition-related items consisting of  (i) amortization of intangible assets, (ii) impairments of goodwill and intangible assets, if applicable, and (iii) gains and losses recognized on changes in the fair value of contingent consideration arrangements; and (4) restructuring costs associated with exit or disposal activities such as a reduction in force. We believe this measure is useful for analysts and investors as this measure allows a more meaningful comparison between our performance and that of our competitors. The above items are excluded from our Adjusted EBITDA measure because these items are either non-cash or nonrecurring in nature. Adjusted EBITDA has certain limitations because it excludes the impact of these expenses.
The reconciliation of net earnings (loss) to Adjusted EBITDA is as follows:
	Years Ended December 31,
	2023	2022
	(In thousands)
Net earnings (loss)	$22,032	$(79,591)
Add back:
Income tax provision	2,879	1,926
Other income, net	(12,862)	(5,764)
Interest expense	998	491
Operating income (loss)	13,047	(82,938)
Add back:
Stock-based compensation expense	12,042	64,340
Depreciation	1,997	2,198
Amortization of intangibles	2,839	5,100
Contingent consideration fair value adjustments	(396)	(1,116)
Restructuring costs	4,888	4,183
Adjusted EBITDA	$34,417	$(8,233)
Items That Are Excluded From Non-GAAP Measure
Stock-based compensation expense consists of expense associated with the grants of Vimeo stock-based awards. These expenses are not paid in cash and we view the economic costs of stock-based awards to be the dilution to our share base. We also consider the dilutive impact of stock-based awards in GAAP diluted earnings per share, to the extent such impact is dilutive.

Vimeo, Inc. 2024 Proxy Statement 71

Annex B
Depreciation is a non-cash expense relating to our leasehold improvements and equipment and is computed using the straight-line method to allocate the cost of depreciable assets to operations over their estimated useful lives, or, in the case of leasehold improvements, the lease term, if shorter.
Amortization of intangible assets and impairments of goodwill and intangible assets are non-cash expenses related to acquisitions. At the time of an acquisition, the identifiable definite-lived intangible assets of the acquired company, such as customer relationships, technology and trade names, are valued and amortized over their estimated lives. An impairment is recorded when the carrying value of an intangible asset or goodwill exceeds its fair value. We believe that intangible assets represent costs incurred by the acquired company to build value prior to acquisition and the related amortization and impairments of intangible assets or goodwill, if applicable, are not ongoing costs of doing business.
Gains and losses recognized on changes in the fair value of contingent consideration arrangements are accounting adjustments to report contingent consideration liabilities at fair value. These adjustments can be highly variable and are excluded from our assessment of performance because they are considered non-operational in nature and, therefore, are not indicative of current or future performance or the ongoing cost of doing business.
Restructuring costs consist of costs associated with exit or disposal activities such as severance and other post-employment benefits paid in connection with a reduction in force. We consider these costs to be non-recurring in nature and therefore, are not indicative of current or future performance or the ongoing cost of doing business.

72 Vimeo, Inc. 2024 Proxy Statement

SCAN TO VIEW MATERIALS & VOTE VIMEO, INC. ATTN: LEGAL 330 WEST 34TH STREET, 5TH FLOOR NEW YORK, NY 10001 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on Monday, May 20, 2024. Have this proxy card in hand when you access the web site and follow the instructions to obtain the records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/VMEO2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on Monday, May 20, 2024. Have this proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date this proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V34005-P02098 KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYVIMEO, INC. For Withhold For All To withhold authority to vote for any individualPROXY CARD FOR HOLDERS OF COMMON STOCK AllAllExcept nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1: Election of Directors Nominees: !!!Alexander von Furstenberg Adam Gross Alesia J. Haas Jay Herratti* Ida Kane* Mo Koyfman Glenn Schiffman*To be voted upon by holders of Common Stock voting as a separate class The Board of Directors recommends you vote FOR Proposal 2: For Against Abstain To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending!!! December 31, 2024. The Board of Directors recommends you vote FOR Proposal 3:For Against Abstain To approve the amendment to the Amended and Restated Certificate of Incorporation of Vimeo, Inc. (the “Charter”) to provide for officer exculpation.!!! The Board of Directors recommends you vote FOR Proposal 4: For Against AbstainApprove a non-binding advisory resolution to approve the compensation of the Company’s named executive officers (say on pay). !!! NOTE: In their discretion, the proxies are authorized to act on such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)DatePlease note there are two proxy cards, one for Common Stockholders and one for Class B Common Stockholders. Stockholders who receive a Common proxy card and a Class B Common proxy card must vote the shares represented by each card separately.>Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.>

Please note there are two proxy cards, one for Common Stockholders and one for Class B CommonStockholders. Stockholders who receive a Common proxy card and a Class B Common proxy cardImportant Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.must vote the shares represented by each card separately. VIMEO, INC.Annual Meeting of StockholdersMay 21, 2024 10:00 AM ETThis proxy is solicited by the Board of DirectorsYou hereby appoint Gillian Munson and Jessica Tracy, or either of them, as proxies for you with full power of substitution to voteall shares of Common Stock, par value $0.01 per share, of VIMEO, INC. (the "Company") that you would be entitled to vote atthe Annual Meeting of Stockholders of the Company to be held online on Tuesday, May 21, 2024 at 10:00 AM Eastern Time, atwww.virtualshareholdermeeting.com/VMEO2024 or at any adjournment thereof  (the "Meeting"). Common Stockholders, voting as aseparate class, are entitled to elect two (2) directors at the Meeting. Common Stockholders and Class B Common Stockholders, votingas a single class, are entitled to elect five (5) directors at the Meeting. Please refer to the Proxy Statement for details. The number ofshares of Common Stock entitled to vote appears on the back of this card.THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED BY YOU. THIS PROXY REVOKES ANY PRIOR PROXYGIVEN BY YOU.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxywill be voted in accordance with the Board of Directors' recommendations FOR each of the nominees listed on the reverseside and FOR each of Proposals 2, 3 and 4.Continued and to be signed on reverse side

VIMEO, INC.ATTN: LEGAL330 WEST 34TH STREET, 5TH FLOORNEW YORK, NY 10001 SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time on Monday, May 20, 2024. Have this proxy card inhand when you access the web site and follow the instructions to obtain the recordsand to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/VMEO2024You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. Eastern Time on Monday, May 20, 2024. Have this proxy card in handwhen you call and then follow the instructions.VOTE BY MAILMark, sign and date this proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY VIMEO, INC. For Withhold For All To withhold authority to vote for any individual PROXY CARD FOR HOLDERS OF CLASS B COMMON STOCK AllAllExcept nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1: Election of Directors Nominees: !!!Alexander von Furstenberg Adam Gross Alesia J. Haas Mo Koyfman Glenn Schiffman The Board of Directors recommends you vote FOR Proposal 2:For Against Abstain To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending!!! December 31, 2024. The Board of Directors recommends you vote FOR Proposal 3:For Against Abstain To approve the amendment to the Amended and Restated Certificate of Incorporation of Vimeo, Inc. (the “Charter”) to provide for officer exculpation.!!! The Board of Directors recommends you vote FOR Proposal 4: Approve a non-binding advisory resolution to approve the compensation of the Company’s named executive officers (say on pay). For Against Abstain !!! NOTE: In their discretion, the proxies are authorized to act on such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)DatePlease note there are two proxy cards, one for Common Stockholders and one for Class B Common Stockholders. Stockholders who receive a Common proxy card and a Class B Common proxy card must vote the shares represented by each card separately.>Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.> V34008-P02098

Please note there are two proxy cards, one for Common Stockholders and one for Class B CommonStockholders. Stockholders who receive a Common proxy card and a Class B Common proxy cardmust vote the shares represented by each card separately. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com. VIMEO, INC. Annual Meeting of Stockholders May 21, 2024 10:00 AM ET This proxy is solicited by the Board of Directors You hereby appoint Gillian Munson and Jessica Tracy, or either of them, as proxies for you with full power of substitution to vote all shares of Class B Common Stock, par value $0.01 per share, of VIMEO, INC. (the “Company”) that you would be entitled to vote>at the Annual Meeting of Stockholders of the Company to be held online on Tuesday, May 21, 2024 at 10:00 AM Eastern Time, at www.virtualshareholdermeeting.com/VMEO2024 or at any adjournment thereof  (the “Meeting”). Common Stockholders, voting as a separate class, are entitled to elect two (2) directors at the Meeting. Common Stockholders and Class B Common Stockholders, voting as a single class, are entitled to elect five (5) directors at the Meeting. Please refer to the Proxy Statement for details. The number of shares of Class B Common Stock entitled to vote appears on the back of this card. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED BY YOU. THIS PROXY REVOKES ANY PRIOR PROXY GIVEN BY YOU. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations FOR each of the nominees listed on the reverse side and FOR each of Proposals 2, 3 and 4.      Continued and to be signed on reverse side